UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No.)

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SIMLATUS CORPORATION

(Name of Registrant as Specified In Its Charter)

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SIMLATUS CORPORATION

175 Joerschke Dr., Ste. A
Grass Valley, CA 95945

NOTICE OF ACTION BY WRITTEN CONSENT OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the holders of more than a majority of the voting power of the stockholders of Simlatus Corporation, a Nevada corporation (“Simlatus,” the “Company,” “we,” “us,” or “our”), have approved the following actions without a meeting of stockholders in accordance with Section 78.320 of the Nevada Revised Statutes:

●	Approve the merger of Simlatus with and into BrewBilt Brewing Company, a newly formed Florida corporation (the “Reincorporation Merger”), which will change our domicile from Nevada to Florida;

●	Implement a reverse stock split of our common stock on the basis of the issuance of one share of BrewBilt Brewing Company common stock for each 150 shares of common stock of Simlatus outstanding prior to the Reincorporation Merger; and

●	Adopt Florida articles of incorporation and bylaws to govern BrewBilt Brewing Company as the successor to the Company following the Reincorporation Merger.

The action will become effective on or about the 20th day after the definitive information statement is mailed to our stockholders.

The enclosed information statement contains information pertaining to the matters acted upon.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY

	By	Order of the Board of Directors
Jeffrey Lewis
Chief Executive Officer

April__, 2021

SIMLATUS CORPORATION
175 Joerschke Dr., Ste. A
Grass Valley, CA 95945

INFORMATION STATEMENT

Action by Written Consent of Stockholders

GENERAL INFORMATION

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This information statement is being furnished in connection with the action by written consent of stockholders taken without a meeting described in this information statement.

What action was taken by written consent?

We obtained stockholder consent for the approval of (i) the merger of the Company with and into BrewBilt Brewing Company, a newly formed Florida corporation (the “Reincorporation Merger”), which will change our domicile from Nevada to Florida; (ii) a 1-for-150 reverse stock split of by the issuance of one share of BrewBilt Brewing Company common stock for each 150 shares of our common stock outstanding prior to the Reincorporation Merger (the “Reverse Stock Split”); and (iii) the adoption of Florida articles of incorporation and bylaws to govern BrewBilt Brewing Company as the successor to the Company following the Reincorporation Merger.

How many shares of voting stock were outstanding on the date the action was approved?

On March 16, 2021, the date we received the consent of the holders of a majority of the voting power of our stockholders, there were 9,205,964,937 shares of common stock outstanding, 4,952,931 shares of our Series A Preferred Stock outstanding, 1,500 shares of our Series B Preferred Stock outstanding, and 35,583 shares of our Series C Preferred Stock outstanding. The Series A Preferred Stock and Series C Preferred Stock are non-voting. Each share of Series B Preferred Stock has the right to cast a number of votes equal to four times the votes of all of the shares of our outstanding common stock with respect to any and all matters presented to the holders of common stock for their action.

What vote was obtained to approve the actions described in this Information Statement?

We obtained the approval of Jeffrey Lewis, our Chief Executive Officer; Bennett Buchanan, a director of ours, Samuel Berry, our Chief Operations Officer; and Richard Hylen, our Chairman of the Board, to the actions described in the Information Statement. Messrs. Lewis, Berry and Hylen collectively hold 102,369 shares of our common stock, 991,863 shares of Series A Preferred Stock, and all 1,500 shares of our Series B Preferred Stock, or approximately 99% of the voting power of our stockholders.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Information included in this Information Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. The Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

REINCORPORATION MERGER
MERGER OF SIMLATUS CORPORATION, A NEVADA CORPORATION,
WITH AND INTO
BREWBILT BREWING COMPANY, FLORIDA CORPORATION

Our Board of Directors and the holders of a majority of the voting power of our stockholders have approved an Agreement and Plan of Merger pursuant to which the Company will merge with and into BrewBilt Brewing Company, a Florida corporation and wholly-owned subsidiary of the Company, which would result in the Company’s reincorporation from the State of Nevada to the State of Florida and change in the Company’s name to BrewBilt Brewing Company (the “Reincorporation Merger”). The Agreement and Plan of Merger is attached hereto as Exhibit A and should be read in its entirety. A copy of the proposed Articles of Incorporation and bylaws of BrewBilt Brewing Company are attached hereto as Exhibit B and Exhibit C, respectively.

The Reincorporation Merger will become effective upon the filing of the requisite merger documents in Nevada and Florida. We plan on making these filings approximately (but not less than) 20 days after the definitive information statement is mailed to stockholders, subject to obtaining the requisite approval from the Financial Industry Regulatory Authority (“FINRA”).

We do not currently have any assets or operations in the State of Nevada, and believe that the Reincorporation Merger will better allow us to transition our business model following our recent engagement of new executive management, who will focus on transforming the Company into a brewer of craft beer.

Principal Effects of the Reincorporation Merger

Implementing the Reincorporation Merger will have, among other things, the following effects:

●	the Company’s name will be changed to BrewBilt Brewing Company;

●	each 150 shares of Simlatus Common Stock issued and outstanding immediately prior to the effective time of the Reincorporation Merger will be converted into one share of common stock of BrewBilt Brewing Company (see “Reverse Stock Split” below for additional information);

●	each 150 shares outstanding shares of Series A Preferred Stock of Simlatus will be converted into one share of Series A Preferred Stock of BrewBilt Brewing Company, which has substantially the same rights and preferences as the Simlatus Series A Preferred Stock;

●	each outstanding share of Series B Preferred Stock of Simlatus will be converted into one share of Series B Preferred Stock of BrewBilt Brewing Company, which has substantially the same rights and preferences as the Simlatus Series B Preferred Stock;

●	outstanding warrants to purchase Common Stock of Simlatus will automatically be assumed by BrewBilt Brewing Company and will represent a warrant to acquire shares of common stock of BrewBilt Brewing Company on the basis of one share of BrewBilt Brewing Company Common Stock for each 150 shares of common stock of Simlatus, and the per share exercise price for each such warrant will be proportionately increased;

●	the persons presently serving as our executive officers and directors will continue to serve in such respective capacities following the effective time of the Reincorporation Merger; and

●	Articles of Incorporation and Bylaws will be adopted under the laws of the State of Florida in the form attached hereto as Exhibits B and C (see “Adoption of Florida Articles and Bylaws” below for further information).

Exchange of Stock Certificates. Following the effective time of the Reincorporation Merger, holders of stock certificates of Simlatus Corporation may, but will not be required to, contact our stock transfer agent, New Horizon Transfer, regarding the procedure for surrendering such certificates in exchange for certificates representing shares of BrewBilt Brewing Company. Holders of our certificates will not receive a new stock certificate until the outstanding certificate(s) representing such holder’s shares prior to the Reincorporation Merger have been surrendered to our transfer agent. See additional information below under “Reverse Stock Split” with respect to the exchange of stock certificates. PLEASE DO NOT DESTROY ANY STOCK CERTIFICATE.

The Reincorporation Merger in and of itself will not result in any change in the business, management, fiscal year, accounting, location of the principal executive offices, assets or liabilities of the Company. Our principal executive offices following the Reincorporation Merger will continue to be located at 175 Joerschke Drive, Suite A, Grass Valley, CA 95945.

Change in Capitalization

Our authorized capital on the date of this Information Statement consisted of 10,050,000,000 shares of capital stock divided into 10,000,000,000 shares of common stock, $0.00001 par value per share, and 50,000,000 shares of preferred stock, $0.0001 par value per share, which preferred stock includes 10,000,000 authorized shares of Series A Preferred Stock, 10,000,000 authorized shares of Series B Preferred Stock and 45,750 authorized shares of Series C Preferred Stock. On the date of this Information Statement there were 9,205,964,937 shares of our common stock outstanding, 4,952,931 shares of our Series A Preferred Stock outstanding, 1,500 shares of our Series B Preferred Stock outstanding, and 35,583 shares of our Series C Preferred Stock outstanding. The authorized capital of BrewBilt Brewing Company consists of 210,105,000 shares of capital stock divided into 200,000,000 shares of common stock, $0.0001 par value per share, and 10,105,000 shares of preferred stock, $0.001 par value per share, including 100,000 authorized shares of Series A Preferred Stock, and 5,000 authorized shares of Series B Preferred Stock.

Following the Reincorporation Merger, BrewBilt Brewing Company will have a greater number of authorized shares of common stock available for issuance than the Company currently has available for issuance. Although at present the Company has no commitments or agreements to issue additional shares of common stock, it desires to have additional shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future. These purposes may include, among others:

●	raising capital;

●	providing equity incentives to employees, officers or directors;

●	establishing strategic relationships with other companies; and

●	the acquisition of other businesses or products.

The board of directors of BrewBilt Brewing Company may authorize, without further shareholder approval, the issuance of shares of preferred stock or common stock, to such persons, for such consideration, and upon such terms as the board of directors determines. Neither the Company’s current shareholders or the shareholders of BrewBilt Brewing Company following the Reincorporation Merger have preemptive rights, and any such issuance could result in a significant dilution of the voting rights and the stockholders’ equity, of then existing shareholders.

Differences between the Company and BrewBilt Brewing Company

The Company was incorporated under the laws of the State of Nevada, and BrewBilt Brewing Company was incorporated under the laws of the State of Florida. Following the Reincorporation Merger, the Company’s shareholders will become shareholders of BrewBilt Brewing Company. Their rights as shareholders will be governed by the Florida Business Corporation Act and the Florida Articles of Incorporation and bylaws rather than the Nevada Revised Statutes and the Articles of Incorporation and bylaws of Simlatus.

The corporate statutes of Nevada and Florida have certain differences, summarized below. This summary is not intended to be complete, and is qualified by reference to the full text of, and decisions interpreting, Florida law and Nevada law.

Special meetings of Stockholders. Florida law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the Articles of Incorporation or bylaws to call a special stockholder meeting, and by written demand of shareholders holding not less than 10% (unless a greater percentage not to exceed 50% is required by the articles of incorporation) of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting (a “Shareholder Demand”). Nevada law provides that the entire board of directors, any two directors or the president may call a special meeting of stockholders, unless otherwise provided in the articles of incorporation or bylaws.

Special meetings pursuant to petition of Stockholders. Florida law provides that the local circuit court may order a special meeting be held: (a) on application of any shareholder entitled to vote at an annual meeting if neither an annual meeting has been held nor an action by written consent in lieu thereof has become effective within any 15-month period; or (b) on application pursuant to a Shareholder Demand if: (1) notice of the special meeting was not given within 60 days after the first day on which the requisite number of demands have been delivered to the corporation’s secretary or (2) the special meeting was not held in accordance with the notice. Nevada law is more restrictive. Under Nevada law, shareholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected.

Cumulative voting. Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors. Both Florida and Nevada law permit cumulative voting if provided for in the articles of incorporation. Neither the Articles of Incorporation of the Company nor the Articles of Incorporation of BrewBilt Brewing Company provide for cumulative voting.

Vacancies. Under Florida law, vacancies on the board of directors may be filled by: (i) the shareholders, (ii) the board of directors, or (iii) if the vacant office was held by a director elected by a voting group of shareholders entitled to appoint such direct, by such shareholders. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred. Nevada law provides that vacancies must be filled as the bylaws provide, or in the absence of such a provision, by the board of directors. The bylaws of both the Company and BrewBilt for filling of vacancies by the board of directors.

Indemnification of officers and directors and advancement of expenses. Florida and Nevada have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents. Florida and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Florida law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Florida corporation has the discretion to decide whether or not to advance expenses, unless its articles of incorporation or bylaws provides for mandatory advancement. Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must advance expenses prior to the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. Thus, a Nevada corporation may have no discretion to decide whether or not to advance expenses to directors or officers. The articles of incorporation and bylaws of BrewBilt provides for the indemnification of officers and directors to the fullest extent of the Florida Business Corporation Act.

Limitation on personal liability of directors. Florida law permits a corporation to adopt provisions limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Articles of Incorporation of BrewBilt Brewing Company exclude director liability to the maximum extent allowed by Florida law. Florida law provides no protection to officers. Nevada law provides that a director or officer is not liable to the corporation or its stockholders for any act or failure to act unless it is proven that his or her act or failure to act constitutes a breach of fiduciary duty and the breach of that duty involved intentional misconduct, fraud, or a knowing violation of law. The limitation of liability provision under Nevada law applies, unless the articles of incorporation or bylaws provide otherwise, to both directors and officers and applies to the breach of any fiduciary duty, including the duty of loyalty.

Restrictions on business combinations. Both Florida and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Florida law, a corporation which is listed on a national securities exchange, included for quotation on the Nasdaq Stock Market or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least 66 2/3% of the corporation’s outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder. Florida law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

A Nevada corporation generally may not engage in certain business combinations and transactions with an “interested stockholder” (in general, the beneficial owner of 10% or more of the corporation’s voting power) or the interested stockholder’s affiliates or associates during the two-year period after the stockholder first became an interested stockholder, unless the combination meets all of the requirements of the corporation’s Articles of Incorporation and either: (i) the business combination or transaction by which the person first became an interested stockholder is approved by the board of directors before the stockholder became an interested stockholder or (ii) during the two-year period, the transaction is approved by the board of directors and by at least 60% of the disinterested stockholders at an annual or special meeting. After that initial two-year period, corporations subject to these statutes may not engage in specified business combinations and transactions unless the combination meets all of the requirements of the articles of incorporation and either: (A) the business combination or transaction by which the person first became an interested stockholder is approved by the board of directors before the stockholder became an interested stockholder, or (B) the business combination is approved by a majority of the outstanding voting power of the corporation not beneficially owned by the interested stockholder or any of the interested stockholder’s affiliates or associates. As in Florida, a Nevada corporation may opt-out of the statute with appropriate provisions in its Articles of Incorporation.

Limitations on controlling stockholders. Nevada law contains a provision that limits the voting rights of a person that acquires or makes an offer to acquire a controlling interest in a Nevada corporation. Under the provisions of Nevada law, a person acquiring or making an offer to acquire more than 20% of the voting power in a corporation will have only such voting rights as are granted by a resolution of the shareholders adopted at a special or annual meeting. The controlling person is not entitled to vote on the resolution granting voting rights to the controlling interest. The person acquiring a controlling interest may request a meeting of the shareholders be called for this purpose and, if the board of directors fails to call the meeting or the controlling person is not accorded full voting rights, the corporation must redeem the controlling shares at the average price paid for them. Florida does not have a similar provision.

Amendment to Articles of Incorporation or Bylaws. Both Florida and Nevada law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation’s articles of incorporation. Both Florida and Nevada law also provide that in addition to the vote of the shareholders, the vote of a majority of the outstanding shares of a class may be required to amend the articles of incorporation. Neither state requires shareholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation’s organizational documents grant such power to its board of directors. Both Florida and Nevada law permit the number of authorized shares of any such class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles of incorporation or resolution adopted pursuant to the bylaws, respectively.

Actions by written consent of Stockholders. Both Florida and Nevada law provide that, unless the bylaws or articles of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote consents to the action in writing. Florida law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. Nevada law does provide this requirement. The articles of incorporation and bylaws of both Simlatus and BrewBilt provides for the taking of action by written consent of the stockholders.

Stockholder vote for mergers and other corporation reorganizations. Both jurisdictions require authorization by an absolute majority of the outstanding voting rights, as well as approval by the board of directors, of the terms of a merger or a sale of substantially all of the assets of the corporation. Neither Florida nor Nevada law require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its articles of incorporation) if: (a) the merger agreement does not amend the existing articles of incorporation of the surviving corporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Dissenters’ Rights of Our Stockholders

Under Nevada law, our stockholders are entitled, after complying with certain requirements of Nevada law, to dissent to the approval of the merger, pursuant to Sections 92A.300 to 92A.500, inclusive, of the NRS and to be paid the “fair value” of their shares of Simlatus common stock in cash by complying with the procedures set forth in Sections 92A.380 to 92A. 450 of the NRS. Set forth below is a summary of the procedures relating to the exercise of dissenters’ rights by our stockholders. This summary does not purport to be a complete statement of the provisions of Sections 92A. 380 to 92A. 450 of the NRS and is qualified in its entirety by reference to such provisions, which are contained in Exhibit D to this information statement.

Within 10 days after the effective time of the Reincorporation Merger, we will give written notice of the effective time thereof to each stockholder who has not voted in favor of the Reincorporation Merger. The notice provided by us will also state where demand for payment must be sent and where share certificates shall be deposited, among other information. Within the time period set forth in the notice, which may not be less than 30 days nor more than 60 days following the date notice is delivered, the dissenting stockholder must make a written demand on us for payment of the fair value of his or her shares and deposit his or her share certificates in accordance with the notice.

Within 30 days after the receipt of demand for the fair value of the dissenters’ shares, we will pay each dissenter who complied with the required procedures the amount it estimates to be the fair value of the dissenters’ shares, plus accrued interest. Additionally, we shall mail to each dissenting stockholder a statement as to how fair value was calculated, a statement as to how interest was calculated, a statement of the dissenters’ right to demand payment of fair value under Nevada law, and a copy of the relevant provisions of Nevada law.

A dissenting stockholder, within 30 days following receipt of payment for the shares, may send us a notice containing such stockholder’s own estimate of fair value and accrued interest, and demand payment for that amount less the amount received pursuant to our payment of fair value to such stockholder. If a demand for payment remains unsettled, we will petition the court to determine fair value and accrued interest. If we fail to commence an action within 60 days following the receipt of the stockholder’s demand, we will pay to the stockholder the amount demanded by the stockholder in the stockholder’s notice containing the stockholder’s estimate of fair value and accrued interest.

All dissenting stockholders, whether residents of Nevada or not, must be made parties to the action and the court will render judgment for the fair value of their shares. Each party must be served with the petition. The judgment shall include payment for the amount, if any, by which the court finds the fair value of such shares, plus interest, exceeds the amount already paid. If the court finds that the demand of any dissenting stockholder for payment was arbitrary, vexatious or otherwise not in good faith, the court may assess costs, including reasonable fees of counsel and experts, against such stockholder. Otherwise the costs and expenses of bringing the action will be determined by the court. In addition, reasonable fees and expenses of counsel and experts may be assessed against us if the court finds that it did not substantially comply with the requirements of the Nevada dissenters’ rights statute or that it acted arbitrarily, vexatiously, or not in good faith with respect to the rights granted to dissenters under Nevada law.

REVERSE STOCK SPLIT

REVERSE STOCK SPLIT OF THE OUTSTANDING SHARES OF
SIMLATUS COMMON STOCK AT THE RATIO OF 1-FOR-150

Our Board of Directors and the holders of a majority of the voting power of our stockholders have approved the Reverse Stock Split in connection with the Reincorporation Merger. The Reverse Stock Split would combine each 150 outstanding shares of our common stock, par value $.0001 per share, prior to the Reincorporation Merger into one share of common stock, par value $.0001 per share, of BrewBilt Brewing Company upon consummation of the Reincorporation Merger, thus reducing the number of outstanding shares. The Reverse Stock Split will become effective pursuant to the Agreement and Plan of Merger attached hereto as Exhibit A upon the filing of the requisite merger documents in Nevada and Florida.

We plan on making these filings approximately (but not less than) 20 days after the definitive information statement is mailed to stockholders, subject to obtaining the requisite approval from FINRA.

Reasons for the Reverse Split

The Board believes it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split in order to (i) reduce the number of our issued and outstanding shares of common stock thereby increasing the number of shares of common stock available for issuance, (ii) reduce the number of shares of common stock we have reserved for issuance under convertible securities with our transfer agent, and (iii) increase the trading price of the common stock.

As of March 16, 2021, the closing price of our common stock was $0.0019. The Board also believes that the current price of our common stock has negatively impacted the Company’s ability to raise financing, and that an increase in the share price of the common stock as a result of the Reverse Stock Split will make an investment in the Company’s common stock or securities convertible into common stock more attractive to potential investors.

Potential Disadvantages of a Reverse Stock Split

Reduced Market Capitalization. While we expect that the reduction in the outstanding shares of common stock will increase the market price of the common stock, we cannot assure you that the Reverse Stock Split will increase the market price of our common stock by a multiple corresponding to the reverse split ratio, or result in any permanent increase in the market price, which can be dependent upon many factors, including our financing activities, business, financial performance and prospects. Should the market price decline after the Reverse Stock Split, the percentage decline may be greater, due to the smaller number of shares outstanding, than it would have been prior to the Reverse Stock Split. In some cases the stock price of companies that have effected reverse stock splits has subsequently declined back to pre-reverse split levels. Accordingly, we cannot assure you that the market price of our common stock immediately after the effective date of the Reverse Stock Split will be maintained for any period of time or that the ratio of post- and pre-split shares will remain the same after the Reverse Stock Split is effected, or that the Reverse Stock Split will not have an adverse effect on our stock price due to the reduced number of shares outstanding after the Reverse Stock Split. A Reverse Stock Split is often viewed negatively by the market and, consequently, can lead to a decrease in our overall market capitalization. If the per share price does not increase proportionately as a result of the Reverse Stock Split, then our overall market capitalization will be reduced.

Increased Transaction Costs. The number of shares held by each individual shareholder will be reduced if the Reverse Stock Split is implemented. This will increase the number of shareholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to shareholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Stock Split could increase the transaction costs to existing shareholders in the event they wish to sell all or a portion of their position.

Liquidity. Although the Board believes that the decrease in the number of shares of common stock outstanding as a consequence of the Reverse Stock Split and the anticipated increase in the price of our common stock could encourage interest in our common stock and possibly promote greater liquidity for our shareholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

Fractional Shares

No fractional shares of common stock would be issued as a result of a proposed Reverse Stock Split. Instead, shareholders who otherwise would be entitled to a fraction of a share of common stock will, in lieu of such fractional share, receive one whole share of common stock.

Outstanding Convertible Notes

Our outstanding convertible notes are convertible into common stock based upon a discount to the market price of our common stock at the time of conversion. Therefore, the number of shares into which the notes are convertible varies with the market price of our common stock.

The total principal and interest amount of our convertible notes as of March 17, 2021 was approximately $821,000. Of such notes, amounts outstanding under convertible notes in the aggregate principal amount of approximately $222,000 convert into shares of common stock at fluctuating prices equal to our recent market price at the time of conversion, discounted by thirty five percent (35%) to fifty seven (50%) (depending on the terms of the particular convertible note), and convertible notes in the aggregate principal amount of $580,000 convert at a fixed price of $.0006 per share.

The following table summarizes the number of shares of comment stock that could be issued upon conversion of our outstanding convertible notes as of March 17, 2021, based upon a reasonable range of the recent market price of $0.0001 per share, and before giving effect to the Reverse Stock Split:

Number of Shares
25% below the recent market price	1,309,722,603
50% below the recent market price	1,481,722,603
75% below the recent market price	1,989,996,142

Effect of Reverse Stock Split on Convertible Securities

We have outstanding warrants to purchase shares of our common stock at fixed conversion prices that include provisions requiring adjustments to both the number of shares issuable upon exercise of such warrants, and the exercise prices of such warrants, in the event of a reverse stock split. For example, upon the effectiveness of the Reverse Stock Split, a warrant holder that previously held a warrant to purchase 100,000 shares of common stock at an exercise price of $0.002 per share, would hold a warrant to purchase 20 shares at an exercise price of $10.00 per share.

The Reverse Stock Split will not have any direct effect on the conversion price of our other convertible securities (consisting of convertible notes and Series A Preferred Stock), which convert into common stock based on the market price of our common stock on the date of conversion.

Effect of Reverse Stock Split on Available Shares for Issuance

The following table summarizes the principal effects of the Reverse Stock Split, after giving effect to the reduction of our authorized shares of common stock, on our common stock outstanding, authorized and reserved for issuance:

Shares of Common Stock	Pre-Actions	Post- Actions
Issued and outstanding	9,205,964,937	61,373,100
Reserved for issuance upon conversion of notes, warrants, and preferred stock	794,035,063	5,293,567
Reserved for issuance pursuant to current and planned acquisitions	0	0
Authorized and unreserved	0	138,626,900

Implementation and Effect of the Reverse Stock Split

We expect that following the Reverse Stock Split we would have the same number of stockholders and, except for the rounding of fractional shares as described above, the completion of the Reverse Stock Split would not affect any shareholder’s proportionate equity interest in the Company. By way of example, a shareholder who owns a number of shares that prior to the Reverse Stock Split representing one-half of a percent of the outstanding shares of common stock would continue to own one-half of a percent of the outstanding shares of common stock after the Reverse Stock Split.

Exchange of Stock Certificates. Following the effective time of the Reverse Stock Split, holders of stock certificates representing our common stock may, but will not be required to, contact our stock transfer agent, New Horizon Transfer, regarding the procedure for surrendering certificates representing pre-split shares in exchange for certificates representing post-split shares. Holders of certificates will not receive a new stock certificate representing post-split shares until the outstanding certificate(s) representing such holder’s pre-split shares have been surrendered to our transfer agent. We will not issue scrip or fractional shares, or certificates for fractional shares, in connection with the Reverse Stock Split. Should you be entitled to receive fractional shares because you hold a number of shares not evenly divisible by the relevant reverse split number selected by our Board of Directors, you will receive one whole share of common stock instead of such fractional share. PLEASE DO NOT DESTROY ANY STOCK CERTIFICATE.

Effect of Failure to Exchange Stock Certificates. Upon the effectiveness of the Reincorporation Merger, each certificate representing shares of our common stock outstanding prior to the that time will, unless and until surrendered and exchanged as described above, be deemed, for all corporate purposes, to evidence ownership of the whole number of shares of common stock of BrewBilt Brewing Company into which the shares of our common stock evidenced by such certificate have been converted by the Reverse Stock Split.

No Appraisals Rights

Under the Nevada law, you will not be entitled to appraisal rights upon our implementation of the Reverse Stock Split. However, you are entitled to dissenters’ rights as a result of the Reincorporation Merger, as described above.

Federal Income Tax Consequences

The following description of the material federal income tax consequences of the Reverse Stock Split is based on the Internal Revenue Code, applicable Treasury Regulations promulgated under the Code, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. This discussion is for general information only and does not discuss the tax consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker/dealers or insurance companies). The state and local tax consequences of the Reverse Stock Split may vary significantly as to each shareholder, depending upon the jurisdiction in which such shareholder resides. We urge shareholders to consult their own tax advisors to determine the particular consequences to them.

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, a stockholder generally will not recognize gain or loss on the Reverse Stock Split. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefor, and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged.

We will not recognize any gain or loss as a result of the Reverse Stock Split.

ADOPTION OF FLORIDA ARTICLES OF INCORPORATION AND BYLAWS

The Articles of Incorporation and bylaws of BrewBilt Brewing Company are different from our current Articles of Incorporation and bylaws. Among other things, under the Articles of Incorporation BrewBilt Brewing Company, our authorized shares of common stock will decrease from 10,000,000,000 to 200,000,000. However, as described above, as a results of the Reverse Stock Split, we will have approximately 138,600,000 shares of common stock available for issuance following the Reverse Merger. The Articles of Incorporation of BrewBilt Brewing Company are attached hereto as Exhibit B, and the bylaws of BrewBilt Brewing Company are attached hereto as Exhibit C. Copies of the Company’s current bylaws will be made to stockholders upon request.

Your rights as a shareholder will also be affected by the differences between the laws of the State of Florida, which will govern BrewBilt Brewing Company, and the laws of the State of Nevada, which govern the Company. See the information under “Differences between the Company and BrewBilt Brewing Company” for a summary of the differences between the laws of the State of Nevada and our current Articles of Incorporation and bylaws, on the one hand; and the laws of the State of Florida, and BrewBilt Brewing Company’s Articles of Incorporation and bylaws, on the other hand.

BENEFICIAL OWNERSHIP OF SECURITIES AND SECURITY OWNERSHIP OF MANAGEMENT

The following table and footnotes thereto sets forth information regarding the number of shares of common stock beneficially owned as of March 16, 2021 by (i) each director and named executive officer of our company, (ii) each person known by us to be the beneficial owner of 5% or more of its issued and outstanding shares of common stock, and (iii) all named executive officers and directors of the Company as a group. In calculating any percentage in the following table of common stock beneficially owned by one or more persons named therein, the following table assumes 9,205,964,937 shares of common stock issued and outstanding. Unless otherwise further indicated in the following table, the persons and entities named in the following table have sole voting and sole investment power with respect to the shares set forth opposite the shareholder’s name, subject to community property laws, where applicable. Unless as otherwise indicated in the following table and/or the footnotes thereto, the address of each person beneficially owning in excess of 5% of the outstanding common stock named in the following table is: 175 Joerschke Dr., Ste. A, Grass Valley, CA 95945.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(1)
Named Executive Officers and Directors
Richard Hylen(2)	868,754,511	4.99	% (2)
Jeffrey Lewis(3)	13,157,442		*
Samuel Berry(4)	39,472,326		*
Bennett Buchanan(5)	13,157,442
Executive Officers and Directors as a Group (3 Persons) (6)	934,541,722	4.99
5% Beneficial Holders
N/A

*	Less than one percent.

(1)	Under Rule 13d-3 of the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the above table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on the date of this report.

(2)	Includes 868,652,142 shares of Common Stock issuable upon conversion of 922,033 shares of Series A Preferred Stock, subject to a limitation under which a holder of Series A Preferred Stock may not convert such shares into more than 4.99% of the Company’s outstanding shares of Common Stock. Mr. Hylen also holds 1,000 shares of Series B Preferred Stock, each of which entitles him to cast four times the votes of all of our outstanding shares of common stock. When the 1,000 shares of Series B Preferred Stock are taken into account, Mr. Hylen accounts for more than 66% of the voting power of the Company’s outstanding shares of capital stock.

(3)	Consists of shares of Common Stock issuable upon conversion of 13,966 shares of Series A Preferred Stock. Mr. Lewis also holds 500 shares of Series B Preferred Stock, each of which entitles him to cast four times the votes of all of our outstanding shares of common stock. When the 500 shares of Series B Preferred Stock are taken into account, Mr. Lewis accounts for more than 33% of the voting power of the Company’s outstanding shares of capital stock.

(4)	Consists of shares of Common Stock issuable upon conversion of 41,898 shares of Series A Preferred Stock.

(5)	Consists of shares of Common Stock issuable upon conversion of 13,966 shares of Series A Preferred Stock.

(6)	See Notes (1) through (5) above.

INTEREST OF CERTAIN PERSONS

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reincorporation Merger or the Reverse Stock Split which is not shared by all other holders of the shares of our common stock.

AVAILABLE INFORMATION

We are subject to the information and reporting requirements of the Exchange Act and in accordance with such Act we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the public reference facilities of the Securities and Exchange Commission at 100 F Street, N.E., Washington D.C. 20549 or may be accessed at www.sec.gov.

	By	Order of the Board of Directors
Jeffrey Lewis
Chief Executive Officer
April__, 2021

Exhibit A

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”) dated this day ___ of April 2021, by and between SIMLATUS CORPORATION., a Nevada corporation (“Simlatus”), and BREWBILT BREWING COMPANY, a Florida corporation and a wholly-owned subsidiary of Simlatus (“BrewBilt”), is made with respect to the following facts.

RECITALS

WHEREAS, BrewBilt is a corporation duly organized and existing under the laws of the State of Florida;

WHEREAS, Simlatus is a corporation duly organized and existing under the laws of the State of Nevada;

WHEREAS, the respective Boards of Directors for BrewBilt and Simlatus have determined that, for purposes of effecting the reincorporation of Simlatus in the State of Florida, it is advisable and in the best interest of said two corporations and their stockholders that Simlatus merge with and into BrewBilt so that BrewBilt is the surviving corporation on the terms provided herein (the “Merger”); and

WHEREAS, the respective Board of Directors BrewBilt and Simlatus, and the stockholders of Simlatus, have adopted and approved this Agreement.

NOW THEREFORE, based upon the foregoing, and in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Agreement agree as follows.

ARTICLE I

MERGER

1.1       The Merger; Surviving Corporation. Subject to the terms and conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.4 below), Simlatus shall be merged with and into BrewBilt, subject to and upon the terms and conditions provided in this Agreement, the applicable provisions of the Nevada Revised Statutes (the “NRS”) and the applicable provisions of the Florida Business Corporations Act (the “FBCA”), and the separate existence of Simlatus shall cease. BrewBilt shall be the surviving entity (the “Surviving Corporation”) and shall continue to be governed by the FBCA.

1.2       Constituent Corporations. The name and jurisdiction of organization of each of the constituent corporations are set forth in the recitals above.

1.3       Surviving Corporation. BrewBilt, a corporation organized under and governed by the laws of the State of Florida, shall be the surviving corporation.

1.4       Effective Time. The Merger shall become effective (the “Effective Time”), on the date upon which the last to occur of the following shall have been completed:

     (a)       This Agreement and the Merger shall have been approved by a majority of the voting power of the outstanding stock of Simlatus in accordance with the requirements of the NRS;

     (b)       This Agreement and the Merger shall have been adopted by the Board of Directors of BrewBilt in accordance with the requirements of the FBCA;

     (c)       Executed Articles of Merger or an executed counterpart to this Agreement meeting the requirements of the FBCA shall have been filed with the Secretary of State of the State of Florida; and

     (d)       Executed Articles of Merger or an executed counterpart to this Agreement meeting the requirements of the NRS shall have been filed with the Secretary of State of the State of Nevada.

1.5       Effect of the Merger. The effect of the Merger shall be as provided in this Agreement, the Articles of Merger, and the applicable provisions of the NRS and the FBCA. Without limiting the foregoing, from and after the Effective Time, all the property, rights, privileges, powers and franchises of Simlatus shall vest in BrewBilt, as the Surviving Corporation, and all debts, liabilities and duties of Simlatus shall become the debts, liabilities and duties of BrewBilt, as the Surviving Corporation.

1.6       Articles of Incorporation; Bylaws.

     (a)       From and after the Effective Time, the Articles of Incorporation of BrewBilt shall be the Articles of Incorporation of the Surviving Corporation.

     (b)       From and after the Effective Time, the Bylaws of BrewBilt as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation.

1.7       Officers and Directors. The officers of Simlatus immediately prior to the Effective Time shall continue as officers of the Surviving Corporation and remain officers until their successors are duly appointed or their prior resignation, removal or death. The directors of Simlatus immediately prior to the Effective Time shall continue as directors of the Surviving Corporation and shall remain directors until their successors are duly elected and qualified or their prior resignation, removal or death.

ARTICLE II

CONVERSION OF SHARES

2.1       Conversion of Common Stock of Simlatus. At the Effective Time by virtue of the Merger, and without any action on part of the holders of any outstanding shares of Simlatus, each 150 shares of common stock, par value of $0.0001 per share, of Simlatus issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action) into one (1) fully paid and non-assessable share of common stock, par value $0.0001 per share, of BrewBilt. No fractional shares will be issued in connection with the Merger; instead, any holder of Simlatus common stock who would otherwise be entitled by reason of the Merger to receive a fractional share of common stock of BrewBilt shall instead receive one (1) whole share of common stock of BrewBilt in lieu of such fractional share, which shall be a fully-paid and non-assessable share of common stock of BrewBilt.

2.2       Conversion of Common Stock of BrewBilt. At the Effective Time by virtue of the Merger, the shares of common stock of BrewBilt owned by Simlatus shall be canceled.

2.3       Preferred Stock. At the Effective Time by virtue of the Merger, and without any action on part of the holders of any outstanding shares of Simlatus:

     (a)       each 150 shares of Series A Preferred Stock of Simlatus issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action) into one (1) fully paid and non-assessable share of Series A Preferred Stock of BrewBilt; fractional shares of Series A Preferred Stock of BrewBilt will be issued to former holders of Series A Preferred Stock of Simlatus in connection with the Merger, such fraction shares to be rounded to the nearest one-thousandth of a share (1/1,000); and

     (b)       each share of Series B Preferred Stock of Simlatus issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action) into one (1) fully paid and non-assessable share of Series B Preferred Stock of BrewBilt.

2.4       Options, Warrants, Stock Purchase Rights, Convertible Securities. From and after the Effective Time, each outstanding and unexercised warrant, convertible note or other right to purchase Simlatus common stock, shall become, a warrant or right to purchase the common stock of the Surviving Corporation in accordance with the terms of such instruments.

2.5       Certificates. At and after the Effective Time, all of the outstanding certificates that immediately prior thereto represented shares of common stock or other securities of Simlatus shall be deemed for all purposes to evidence ownership of and to represent the shares of the respective common stock, warrants or other securities of BrewBilt, as the case may be, into which the shares of common stock, warrants or other securities of Simlatus represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of common stock, warrants or other securities of BrewBilt, as the case may be, evidenced by such outstanding certificate, as above provided.

ARTICLE III

TRANSFER AND CONVEYANCE OF ASSETS
AND ASSUMPTION OF LIABILITIES

3.1       Transfer, Conveyance and Assumption. At the Effective Time, BrewBilt shall continue in existence as the Surviving Corporation, and without further action on the part of BrewBilt or Simlatus, succeed to and possess all the rights, privileges and powers of Simlatus, and all the assets and property of whatever kind and character of Simlatus shall vest in BrewBilt without further act or deed. Thereafter, BrewBilt, as the Surviving Corporation, shall be liable for all of the liabilities and obligations of Simlatus in accordance with the provisions of the FBCA.

3.2       Further Assurances. If at any time BrewBilt shall consider or be advised that any further assignment, conveyance or assurance is necessary or advisable to vest, perfect or confirm of record in it the title to any property or right of Simlatus, or otherwise to carry out the provisions hereof, officers of Simlatus as of the Effective Time shall execute and deliver any and all proper deeds, assignments and assurances, and do all things necessary and proper to vest, perfect or convey title to such property or right in BrewBilt and otherwise to carry out the provisions hereof.

ARTICLE IV

FURTHER ACTIONS

4.1       Additional Documents. At the request of any party, each party will execute and deliver any additional documents and perform in good faith such acts as reasonably may be required in order to consummate the transactions contemplated by this Agreement.

ARTICLE V

CONDITIONS TO THE MERGER

The obligations of Simlatus and BrewBilt to consummate the Merger shall be subject to the satisfaction or waiver of the following conditions:

5.1       No Statute, Rule or Regulation Affecting. At the Effective Time, there shall be no statute, or regulation enacted or issued by the United States or any State, or by a court, which prohibits or challenges the consummation of the Merger.

5.2       Satisfaction of Conditions. All other conditions to the Merger set forth herein shall have been satisfied.

ARTICLE VI

TERMINATION; AMENDMENT; WAIVER

6.1       Termination. This Agreement and the transactions contemplated hereby may be terminated at any time prior to the filing of the Articles of Merger with the Secretary of State of the State of Florida, by mutual consent of the Board of Directors of Simlatus and the Board of Directors of BrewBilt.

6.2       Amendment. The parties hereto may, by written agreement, amend this Agreement at any time prior to the filing of the Articles of Merger with the Secretary of State of the State of Florida, such amendment to be approved by the Board of Directors of Simlatus.

6.3       Waiver. At any time prior to the Effective Time, any party to this Agreement may extend the time for the performance of any of the obligations or other acts of any other party hereto, or waive compliance with any of the agreements of any other party or with any condition to the obligations hereunder, in each case only to the extent that such obligations, agreements and conditions are intended for its benefit.

ARTICLE VII

MISCELLANEOUS

7.1       Expenses. If the Merger becomes effective, all of the expenses incurred in connection with the Merger shall be paid by BrewBilt.

7.2       Non-Assignability. This Agreement shall not be assignable by either party hereto.

7.3       Entire Agreement. This Agreement contains the entire understanding and agreement of the parties with respect to its subject matter, and any and all conflicting or inconsistent discussions, agreements, promises, representations and statements, if any, between the parties or their representatives that are not incorporated in this Agreement shall be null and void and are merged into this Agreement.

7.4       Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to conflicts of law principles.

7.5       Headings. The various section headings are inserted for purposes of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

7.6       Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

IN WITNESS WHEREOF, the undersigned has executed this Agreement and Plan of Merger, effective as of this __ day of _____, 2021.

BREWBILT BREWING COMPANY, a Florida corporation

By:
Name: Title:

SIMLATUS CORPORATION, a Nevada corporation

By:
Name: Title:

Exhibit B

ARTICLES OF INCORPORATION

OF

BREWBILT BREWING COMPANY
Pursuant to Chapter 607 of the Florida Statutes

Article I.
CORPORATE NAME.

The name of the corporation shall be: BREWBILT BREWING COMPANY.

Article II.
ADDRESS OF PRINCIPAL OFFICE.

The address of the principal office of the corporation is:

175 Joerschke Drive, Suite. A

Grass Valley, California

Article III.
NATURE OF BUSINESS AND POWERS.

The purpose for which the corporation is organized is the transaction of any or all lawful business for which corporations may be incorporated under the Florida Business Corporation Act.

Article IV.
CAPITAL STOCK.

Section 1. Authorized Capital Stock. The aggregate number of shares which the corporation is authorized to issue is 210,105,000 shares, consisting of (i) 200,000,000 shares of Common Stock, $.0001 par value per share, and (ii) 10,105,000 shares of Preferred Stock, par value $0.0001 per share, which Preferred Stock includes 100,000 shares designated as “Series A Preferred Stock” (the “Series A Preferred”), and 5,000 shares designated as “Series B Preferred Stock” (the “Series B Preferred”).

Section 2. Preferred Stock.

(a)       Undesignated shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby expressly authorized to provide for the issue of all of any of the remaining undesignated shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the Florida Business Corporation Act. Subject to the provisions of the Florida Business Corporation Act, the Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

(b)       The rights, preferences, privileges, restrictions and other matters relating to the Series A Preferred and Series B Preferred are as follows:

(c)       Series A Preferred.

1.       Rank. The Series A Preferred shall rank: (i) junior to any class or series of capital stock of the corporation hereafter created specifically ranking by its terms senior to the Series A Preferred (the “Senior Securities”); (ii) prior to the Common Stock; (iii) prior to any other series of preferred stock or any class or series of capital stock of the corporation hereafter created not specifically ranking by its terms senior to or on parity with the Series A Stock (collectively, with the Common Stock, “Junior Securities”); and (iv) on parity with any class or series of capital stock of the corporation hereafter created specifically ranking by its terms on parity with the Series A Preferred (the “Parity Securities”), in each case as to the distribution of assets upon liquidation, dissolution or winding up of the corporation.

2.       Liquidation Preference. Upon any liquidation, dissolution, or winding up of the corporation, whether voluntary or involuntary (each, a “Liquidation”), each holder of Series A Preferred shall be entitled to receive, before and in preference to any distribution or payment of assets of the corporation or the proceeds thereof may be made or set apart for the holders of Junior Securities, an amount in cash equal to $268.50 (the “Stated Value”) per share (subject to adjustment in the event of stock splits, combinations or similar events) plus an amount equal to any accrued and unpaid dividends, if any. If, upon such Liquidation, the assets of the corporation available for distribution to the holders of Series A Preferred and any Parity Securities shall be insufficient to permit payment in full to the holders of the Series A Preferred and Parity Securities, then the entire assets and funds of the corporation legally available for distribution to such holders and the holders of the Parity Securities then outstanding shall be distributed ratably among the holders of the Series A Preferred and Parity Securities based upon the proportion the total amount distributable on each share upon Liquidation bears to the aggregate amount required to be distributed, but for the provisions of this sentence, on all shares of the Series A Preferred and of such Parity Securities, if any. Upon the completion of the distributions required by the foregoing provisions of this Section 2, the remaining assets of the corporation legally available for distribution, if any, shall be distributed to the holders of the Junior Securities.

3.       Dividends. The Series A Preferred are not entitled to dividends.

4.       Conversion Rights. Shares of the Series A Preferred shall convert into Common Stock as follows:

    (i)       Conversion at the Option of the Holder. Subject to and upon compliance with the provisions of this Section 4, the holder of any shares of Series A Preferred shall have the right at such holder’s option, at any time or from time to time, to convert any of such shares of Series A Preferred into the number of fully paid and nonassessable shares of Common Stock (the “Conversion Shares”) as is determined pursuant to Section 4(ii) below.

    (ii)      Conversion Amount. Each share of the Series A Preferred shall be convertible into that number of fully paid and non-assessable Conversion Shares equal to the Stated Value divided by the conversion price in effect at the time of conversion (the “Conversion Price”). The Conversion Price shall equal the last reported sale price of the Common Stock on the day the Conversion Notice (as defined below) is submitted to the corporation, as reported by OTC Markets or such other market or stock exchange on which the Common Stock is then traded or quoted. If the Common Stock is not then traded or listed on any market or exchange, the Conversion Price shall be determined by the corporation and the holders of the Series A Preferred in good faith.

    (iii)     Mechanics of Conversion. Before any holder of Series A Preferred shall be entitled to convert the same into shares of Common Stock pursuant to Section 4(i), shall give written notice (“Conversion Notice”) to the corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the shares of Common Stock are to be issued. The corporation shall, as soon as practicable thereafter, issue and deliver to such holder of Series A Preferred, or to the nominee or nominees of such holder, a certificate or certificates (or evidence of book entry issuance) for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. All Common Stock which may be issued upon conversion of the Series A Preferred will, upon issuance, be duly issued, fully paid and non-assessable and free from all taxes, liens, and charges with respect to the issuance thereof.

    (iv)     Conversion Limitation. Notwithstanding anything contained herein to the contrary, no holder of Series A Preferred shall be entitled to convert shares of Series A Preferred to the extent such conversion would result in such holder beneficially owning in excess of 4.99% of the outstanding shares of Common Stock. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder.

    (v)       No Fractional Shares. No fractional shares shall be issued upon the conversion of any share or shares of the Series A Preferred, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. The number of shares issuable upon conversion shall be determined on the basis of the total number of shares of Series A Preferred the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

    (vi)       Return of Status as Authorized Shares. Upon a conversion or any other repurchase, or extinguishment of Series A Preferred, the shares converted, repurchased, or extinguished will be automatically returned to the status of authorized and unissued shares of Preferred Stock, available for future designation and issuance pursuant to the terms of the Articles of Incorporation.

5.     Anti-Dilution Provisions. The Conversion Price in effect at any time and the number and kind of securities issuable upon the conversion of the Series A Preferred shall be subject to adjustment from time to time upon the happening of certain events as follows:

    (i)        In case the corporation shall hereafter (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Conversion Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

    (ii)       In case of any reorganization, reclassification or change of the Common Stock (including any such reorganization, reclassification or change in connection with a consolidation or merger in which the corporation is the continuing entity), or any consolidation of the corporation with, or merger of the corporation with or into, any other entity (other than a consolidation or merger in which the corporation is the continuing entity), or of any sale of the properties and assets of the corporation as, or substantially as, an entirety to any other person or entity, each share of Series A Preferred then outstanding shall thereafter be convertible into the kind and amount of stock or other securities or property receivable upon such reorganization, reclassification, change, consolidation, merger or sale by a holder of the number of shares of Common Stock into which such shares of Series A Preferred would have been converted prior to such transaction.

6.       Redemption. The Series A Preferred does not have any redemption rights.

7.       Voting Rights. The Series A Preferred does not have any right to vote on any matter submitted to a vote of the Common Stock except as may be required under the Florida Business corporation Act . In the event the holders of the Series A Preferred are required to vote as a class, the affirmative vote of holders of a majority of the then outstanding shares of Series A Preferred shall be required to approve each such matter to be voted upon, and if any matter is approved by such requisite percentage of holders of Series A Preferred, such approval shall bind all holders of Series A Preferred. The terms of the Series A Preferred may be amended, modified or waived only with the consent of the holders of a majority of the then outstanding Series A Preferred, voting as one class, either expressed in writing or at a meeting called for that purpose.

(d)           Series B Preferred. Holders of Series B Preferred shall have no rights other than the right to vote with the holders of the Common Stock on all matters submitted for a vote of the holders of the Common Stock (whether at a duly called meeting or by written consent). The vote of each share of Series B Preferred shall entitle the holder thereof to a number of votes equal to the sum of (i) the number of shares of Common Stock then outstanding, plus (ii) the number of votes entitled to be voted on the applicable matter by all shares of Preferred Stock then outstanding other than the Series B Preferred Stock. Upon any repurchase or extinguishment of Series B Preferred Stock, the shares repurchased or extinguished will be automatically returned to the status of authorized and unissued shares of Preferred Stock, available for future designation and issuance pursuant to the terms of the Articles of Incorporation.

Article V.
INITIAL OFFICERS AND DIRECTORS

The number of directors of the corporation from time to time shall be as set forth in the bylaws. The initial officers and directors of the corporation are set forth below:

Name	Title	Address
Jeffrey Lewis	Chief Executive Officer, Director	175 Joerschke Dr., Ste. A, Grass Valley, CA 95945
Samuel Berry	Chief Operations Officer, Director	175 Joerschke Dr., Ste. A, Grass Valley, CA 95945
Bennett Buchanan	Director	175 Joerschke Dr., Ste. A, Grass Valley, CA 95945
Richard Hylen	Chairman of the Board, Director	175 Joerschke Dr., Ste. A, Grass Valley, CA 95945

Article VI.
REGISTERED AGENT

These name and address of the registered agent of the corporation is:

Corporation Service Company
1201 Hays Street
Tallahassee, FL 32301

Article VII.
INCORPORATOR

These name and address of the incorporator of the corporation is:

Jennifer Vinciguerra
Fox Rothschild LLP
2700 Kelly Rd. Ste. 300
Warrington, PA 18976

Article VIII.
BYLAWS

The power to adopt, alter, amend or repeal By-Laws shall be vested in the Board of Directors and the shareholders.

Article IX.
INDEMNIFICATION

The corporation shall, to the fullest extent permitted or required by the Florida Business Corporation Act, including any amendments thereto (but in the case of any such amendment, only to the extent such amendment permits or requires the corporation to provide broader indemnification rights than prior to such amendment), indemnify its Directors and Executive Officers against any and all Liabilities, and advance any and all reasonable Expenses, incurred thereby in any Proceeding to which any such Director or Executive Officer is a Party or in which such Director or Executive Officer is deposed or called to testify as a witness because he or she is or was a Director or Executive Officer of the corporation. The rights to indemnification granted hereunder shall not be deemed exclusive of any other rights to indemnification against Liabilities or the advancement of Expenses which a Director or Executive Officer may be entitled under any written agreement, Board of Directors’ resolution, vote of shareholders, the Florida Business Corporation Act, or otherwise. The corporation may, but shall not be required to, supplement the foregoing rights to indemnification against Liabilities and advancement of Expenses by the purchase of insurance on behalf of any one or more of its Directors or Executive Officers whether or not the corporation would be obligated to indemnify or advance Expenses to such Director or Executive Officer under this Article. For purposes of this Article, the term “Directors” includes former directors of the corporation and any director who is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, including, but not limited to, any employee benefit plan (other than in the capacity as an agent separately retained and compensated for the provision of goods or services to the enterprise, including, but not limited to, attorneys-at-law, accountants, and financial consultants). For purposes of this Article, the term “Executive Officers” includes those individuals who are or were at any time “executive officers” of the corporation as defined in Securities and Exchange Commission Rule 3b-7 promulgated under the Securities Exchange Act of 1934, as amended. All other capitalized terms used in this Article and not otherwise defined herein have the meaning set forth in Section 607.0850 of the Florida Business Corporation Act. The provisions of this Article are intended solely for the benefit of the indemnified parties described herein and their heirs and personal representatives and shall not create any rights in favor of third parties. No amendment to or repeal of this Article shall diminish the rights of indemnification provided for herein prior to such amendment or repeal.

Exhibit C

BY-LAWS

OF

BREWBILT BREWING COMPANY

ARTICLE I.  MEETINGS OF STOCKHOLDERS

Section 1.  Annual Meeting.  The annual meeting of the Stockholders of this corporation shall be held at the time and place designated by the Board of Directors of the corporation.  Business transacted at the annual meeting shall include the election of Directors of the corporation.

Section 2.  Special Meetings.  Special meetings of the Stockholders shall be held when directed by the Chairman of the Board, the Chief Executive Officer, the President or the Board of Directors, or when requested in writing by the holders of not less than ten percent of all the shares entitled to vote at the meeting.  Notice of a meeting requested by Stockholders shall be sent to Stockholders within thirty days after the request is received by the corporation, and the meeting shall be held no less than ten nor more than sixty days after the date the notice is sent to Stockholders.  The call for the meeting shall be issued by the Secretary, unless the Chairman of the Board, the Chief Executive Officer, the President or the Board of Directors shall designate another person to do so.  Only business within the purpose or purposes described in the special meeting notice may be conducted at a special meeting of the Stockholders.  This Section 2 shall be the exclusive means for Stockholders to request a special meeting of Stockholders or to propose business to be brought before a special meeting of Stockholders.

A request by Stockholders for a special meeting shall not be valid if (a) the request relates to an item of business that is not a proper subject for Stockholder action under applicable law, (b) the request is received by the corporation during the period commencing 90 days prior to the first anniversary of the preceding year’s annual meeting of Stockholders and ending on the date of that year’s annual meeting of Stockholders or (c) a related item was presented at any meeting of Stockholders within 90 days prior to receipt by the corporation of such request.

Any request by Stockholders for a special meeting shall include the following: (a) a statement of the specific purpose(s) of the special meeting, the matter(s) proposed to be acted on at the special meeting, the reasons for conducting such business at the special meeting, and any interest of each Stockholder and each Stockholder Associated Person (as defined in Section 6 of this Article I) in the business proposed to be conducted at the special meeting; (b) if the purpose of the special meeting is to conduct Business (as defined in Section 6 of this Article I), such request shall also include (i) the complete text of any resolution(s) proposed for consideration, and in the event that such Business includes a proposal to amend these By-Laws, the language of the proposed amendment and (ii) as to each Stockholder signing such request and, where applicable, each Stockholder Associated Person, the information requested in Section 6(C)(ii) of this Article I; and (c) if the purpose of the special meeting is to nominate persons for election to the Board of Directors, such request shall also include (i) as to each person whom the Stockholder(s) propose to nominate for election as a Director, the information requested in Section 7(A)(3)(a) of this Article I and (ii) as to each Stockholder signing such request and, where applicable, each Stockholder Associated Person, the information requested in Section 7(A)(3)(b) of this Article I.  For the avoidance of doubt, if the Chairman of the Board, the Chief Executive Officer, the President or the Board of Directors calls a special meeting for the purpose of nominating persons for election to the Board of Directors, the ability of Stockholders to submit nominations at such special meeting is governed by the provisions of Section 7(B) of this Article I.

Except as otherwise provided by law, the Articles of Incorporation or these By-Laws, the Chairman of the meeting (or the Chairman of the Board prior to the meeting) shall have the power and duty to determine whether any request for a special meeting was submitted in accordance with the procedures set forth in this Section 2 and, if any request for a special meeting is not in compliance with this Section 2, to declare that such defective request shall be disregarded.  Notwithstanding the compliance of any such request with this Section 2, the Board of Directors may (in lieu of calling the special meeting requested in such request) present a related item for Stockholder approval at any other meeting of Stockholders that is held not less than 90 days after the receipt of such request by the corporation.

If, after the Stockholder has submitted a request for a special meeting in accordance with this Section 2, any information required to be contained in such request changes prior to the date of the relevant meeting, such request shall be deemed to be not in compliance with this Section 2 and not effective unless such Stockholder, as promptly as practicable following the event causing such change in information, delivers to the Secretary at the principal executive offices of the corporation an updated request containing such change.

Stockholders may revoke a request for a special meeting by written revocation delivered to the corporation at any time prior to the special meeting; provided, however, that the Board of Directors shall have the discretion to determine whether or not to proceed with the special meeting.

If none of the Stockholders who submitted a request for a special meeting appears or sends a Qualified Representative (as defined in Section 6 of this Article I) to present the proposal(s) or business submitted by the Stockholders for consideration at the special meeting, the corporation need not present such proposal(s) or business for a vote at such meeting.

Section 3.  Place.  Meetings of Stockholders may be held within or without the State of Florida.

Section 4.  Notice.  Written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called shall be delivered not less than ten nor more than sixty days before the meeting date by any means of communication permitted under or authorized by the Florida Business Corporation Act, including, without limitation, in person, by electronic transmission (as defined in the Florida Business Corporation Act) or by mail, by or at the direction of the Chairman of the Board, the Chief Executive Officer, the President, the Secretary, or the Officer calling the meeting to each Stockholder of record entitled to vote at such meeting.  If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the Stockholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

Without limiting the manner in which notice otherwise may be given effectively to Stockholders, any notice to Stockholders given by the corporation under any provision of the Florida Business Corporation Act, the Articles of Incorporation, or these By-Laws shall be effective if given by a single written notice to Stockholders who share an address if consented to by the Stockholders at that address to whom such notice is given.  Any such consent shall be revocable by a Stockholder by written notice to the corporation.

Section 5.  Notice of Adjourned Meetings.  When a meeting is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted on the original date of the meeting.  If, however, after the adjournment the Board of Directors fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given as provided in this section to each Stockholder of record on the new record date entitled to vote at such meeting.

Section 6.  Business to be Transacted at Annual Meeting; Advance Notice of Stockholder-Proposed Business at Annual Meeting.

(A) Proper Business.  At any annual meeting of Stockholders, only such Business (as defined below) shall be conducted as shall have been brought before the meeting (i) pursuant to the corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (iii) by any Stockholder who (a) is a Stockholder of record at the time of giving of the notice provided for in this Section 6 and at the time of the annual meeting, (b) is entitled to vote at such annual meeting and (c) complies with the notice procedures set forth in this Section 6.

(B) Timely Notice of Stockholder Proposed Business.  In addition to any other applicable requirements, for Business to be properly brought before an annual Stockholder meeting by a Stockholder, the Stockholder must have given timely notice thereof in writing to the Secretary of the corporation and such Business must otherwise be a proper matter for Stockholder action. To be timely, a Stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting of Stockholders; provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date, then to be timely such notice must be received by the corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the date of such annual meeting or, if the first Public Announcement (as defined below) of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which Public Announcement of the date of such meeting is first made by the corporation.  In no event shall any adjournment or postponement of an annual meeting or the Public Announcement thereof commence a new time period (or extend any time period) for the giving of a Stockholder’s notice as described above.

(C) Contents of Notice.

(i)       A Stockholder’s notice to the Secretary shall set forth as to each matter the Stockholder proposes to bring before the annual meeting:

(a)      a brief description of the Business desired to be brought before the annual meeting (including the complete text of any resolution(s) proposed for consideration, and in the event that such Business includes a proposal to amend these By-Laws, the language of the proposed amendment), and the reasons for conducting such Business at the annual meeting; and

(b)      any interest of the Stockholder or any Stockholder Associated Person (as defined below) in such Business.

(ii)      As to the Stockholder giving such notice and, where noted below, each Stockholder Associated Person, the Stockholder’s notice shall set forth and include the following:

(a)      the name and address, as they appear on the corporation’s books, of the Stockholder proposing such Business and the name and address of any Stockholder Associated Person;

(b)      the class or series and number of shares of the corporation which are, directly or indirectly, held of record or beneficially owned (as determined under Regulation 13D (or any successor provision thereto) under the Securities Exchange Act of 1934, as amended (such act and the rules and regulations promulgated thereunder are referred to herein as the “Exchange Act”)) by such Stockholder and by any Stockholder Associated Person and documentary evidence of such record or beneficial ownership;

(c)      a list of all Derivative Instruments (as defined below) directly or indirectly held of record or beneficially owned by the Stockholder and any Stockholder Associated Person, a description of all economic terms of all such Derivative Instruments, copies of all agreements and other documents relating to each such Derivative Instrument and a list of all transactions by such Stockholder and any Stockholder Associated Person involving any shares of the corporation or any Derivative Instruments within 60 days prior to the date of the notice;

(d)      the name of each person with whom such Stockholder or Stockholder Associated Person has any agreement, arrangement or understanding (whether written or oral) (1) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy given to such person in response to a public proxy or consent solicitation made generally by such person to all holders of shares of the corporation) or disposing of any shares of the corporation, (2) to cooperate in obtaining, changing or influencing the control of the corporation (except independent financial, legal and other advisors acting in the ordinary course of their respective businesses), (3) with the effect or intent of increasing or decreasing the voting power of, or that contemplates any person voting together with, any such Stockholder or Stockholder Associated Person with respect to any shares of the corporation, any Business proposed by a Stockholder or any nominees for election to the Board of Directors proposed by a Stockholder or (4) otherwise in connection with any Business proposed by a Stockholder or any nominees for election to the Board of Directors proposed by a Stockholder, and, in each case, a description of each such agreement, arrangement or understanding;

(e)      any other information relating to such Stockholder and any Stockholder Associated Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal pursuant to Regulation 14A of the Exchange Act (or any successor provision thereto);

(f)       a representation that the Stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such Business; and

(g)      a representation as to whether the Stockholder or any Stockholder Associated Person intends or is part of a group that intends to (1) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to approve or adopt the proposal or (2) otherwise solicit proxies from Stockholders in support of such proposal.

(D) General.  Only such Business shall be conducted at an annual Stockholder meeting as shall have been brought before the meeting in accordance with the procedures set forth in this Section 6. Except as otherwise provided by law, the Articles of Incorporation or these By-Laws, the Chairman of the meeting (or the Chairman of the Board prior to the meeting) shall have the power and duty to determine whether any Business proposed to be brought before the meeting was proposed in accordance with the procedures set forth in this Section 6 and, if any proposed Business is not in compliance with this Section 6, to declare that such defective proposal shall be disregarded.

If, after the Stockholder has delivered the notice required by this Section 6, any information required to be contained in such notice changes prior to the date of the relevant meeting, such notice shall be deemed to be not in compliance with this Section 6 and not effective unless such Stockholder, as promptly as practicable following the event causing such change in information, delivers to the Secretary at the principal executive offices of the corporation an updated notice containing such change.

Notwithstanding the foregoing provisions of this Section 6, if the Stockholder (or a Qualified Representative of the Stockholder) does not appear at the annual meeting of Stockholders to present the Business set forth in such Stockholder’s notice or is no longer a holder of record of shares of the corporation on the date of such meeting, such proposed Business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the corporation.

(E) Definitions.  For purposes of this Article I, the following terms shall have the following meanings:

(i)      “Business” shall mean all matters other than nominations of candidates for Director and the election of Directors.  Stockholder nomination of Directors for election is governed solely by Sections 2 and 7 of this Article I.

(ii)     “Stockholder Associated Person” of any Stockholder means (a) any beneficial owner of shares of stock of the corporation on whose behalf any proposal or nomination is made by such Stockholder, (b) any person with whom such Stockholder or any beneficial owner described in clause (a) is acting in concert with respect to the corporation and (c) any affiliates or associates (each as defined under Regulation 12B under the Exchange Act (or any successor provision thereto)) of such Stockholder or any beneficial owner described in clause (a).

(iii)    “Public Announcement” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act (or any successor provisions thereto).

(iv)    “Derivative Instrument” shall mean (a) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the corporation or with a value derived in whole or in part from the value of any class or series of shares of the corporation, (b) any short interest in any class or series of shares of the corporation or (c) any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of any class or series of shares of the corporation, whether or not, in each case such instrument, right or opportunity (x) shall be subject to settlement in the underlying class or series of shares of the corporation or (y) conveys any voting rights in the underlying class or series of shares of the corporation or whether or not such Stockholder or Stockholder Associated Person may have entered into other transactions that hedge the economic effect of such interest, right or opportunity.

(v)     “Nominee Questionnaire” shall mean a written questionnaire with respect to the background and qualification of the proposed nominee for Director and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request).

(vi)    “Nominee Representation and Agreement” shall mean a written representation and agreement (in the form provided by the Secretary upon written request) that the proposed nominee for Director:

(1)      is not and will not become a party to (a) any agreement, arrangement or understanding (whether written or oral) with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a Director of the corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the corporation or (b) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a Director of the corporation, with such person’s fiduciary duties as a Director under applicable law;

(2)      is not and will not become a party to any agreement, arrangement or understanding (whether written or oral) with any person or entity other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a Director that has not been disclosed therein; and

(3)      if elected as a Director of the corporation, would be in compliance and will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading policies and guidelines of the corporation and any other policies applicable to Directors of the corporation.

(vii)   “Qualified Representative” of a Stockholder shall mean a duly authorized officer, manager or partner of such Stockholder or a person authorized by a writing executed by such Stockholder or an electronic transmission delivered by such Stockholder to act for such Stockholder as proxy at the meeting of Stockholders; provided, that such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of Stockholders.

Section 7.  Nominations of Directors; Advance Notice of Stockholder Nominations.    Only persons who are nominated in accordance with the procedures set forth in Section 2 or this Section 7 shall be eligible to serve as Directors.

(A) Annual Meeting of Stockholders.

(1) Proper Nominations.  Nominations of persons for election to the Board of Directors of the corporation may be made at an annual meeting of Stockholders only (a) pursuant to the corporation’s notice of meeting, (b) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) by any Stockholder who (i) is a Stockholder of record at the time of giving of the notice provided for in this Section 7 and at the time of the annual meeting, (ii) is entitled to vote for the election of Directors at such meeting and (iii) complies with the notice and other procedures set forth in this Section 7.

(2) Timely Notice of Stockholder Nominations. In addition to any other applicable requirements, for any nominations to be properly brought before an annual meeting by a Stockholder, the Stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a Stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting of Stockholders; provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date, then to be timely such notice must be received by the corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the date of such annual meeting or, if the first Public Announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which Public Announcement of the date of such meeting is first made by the corporation.  In no event shall any adjournment or postponement of an annual meeting or the Public Announcement thereof commence a new time period (or extend any time period) for the giving of a Stockholder’s notice as described above.

(3)  Contents of Notice.  A Stockholder’s notice to the Secretary for the nomination of Directors shall set forth and include:

(a)      as to each person whom the Stockholder proposes to nominate for election or reelection as a Director:

(i)     all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors in a contested election (even if a contested election is not involved), or is otherwise required, in each case pursuant to Regulation 14A of the Exchange Act (or any successor provision thereto) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected);

(ii)    a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings (whether written or oral) during the past three years, and any other material relationships, between or among such Stockholder and Stockholder Associated Person, if any, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the Stockholder making the nomination and any Stockholder Associated Person on whose behalf the nomination is made, if any, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant;

(iii)   a completed and signed Nominee Questionnaire; and

(iv)   a completed and signed Nominee Representation and Agreement; and

(b) as to the Stockholder giving the notice and, where noted below, each Stockholder Associated Person, the Stockholder’s notice shall set forth and include the following:

(i)  the information requested in Section 6(C)(ii)(a-f) of this Article I;

(ii)  any other information relating to such Stockholder and any Stockholder Associated Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in a contested election (even if a contested election is not involved) pursuant to Regulation 14A of the Exchange Act (and any successor provision thereto);

(iii)  a representation that the Stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination; and

(iv)  a representation as to whether the Stockholder or any Stockholder Associated Person intends or is part of a group that intends (i) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to elect the proposed nominee or (ii) to otherwise solicit proxies from Stockholders in support of such nomination.

(B) Special Meeting of Stockholders.  Nominations of persons for election to the Board of Directors of the corporation at a special meeting of Stockholders at which Directors are to be elected pursuant to the corporation’s notice of meeting may be made only (i) by or at the direction of the Board of Directors or (ii) by any Stockholder that (a) is a Stockholder of record at the time of giving of notice provided for in this Section 7(B) and at the time of the special meeting, (b) is entitled to vote for the election of Directors at the meeting and (c) complies with the notice and other procedures set forth in this Section 7 as to such nomination. In the event that a special meeting of Stockholders is called by the Chairman of the Board, the President or the Board of Directors for the purpose of electing one or more Directors to the Board of Directors, any such Stockholder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the corporation’s notice of meeting, by delivering a notice of nomination that complies with the requirements of Section 7(A)(3) of this Article I to the Secretary at the principal executive offices of the corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the date of such special meeting or, if the first Public Announcement of the date of such meeting is less than 100 days prior to the date of such special meeting, the 10th day following the day on which the Public Announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.  In no event shall any adjournment or postponement of a special meeting or the Public Announcement thereof commence a new time period (or extend any time period) for the giving of a Stockholder’s notice as described above.

(C)  General.  At the request of the Board of Directors, any person nominated by the Board of Directors for election as a Director must also furnish to the Secretary that information required to be set forth in a Stockholder’s notice of nomination that pertains to the nominee.  The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as an independent Director of the corporation or that could be material to a reasonable Stockholder’s understanding of the independence and qualifications, or lack thereof, of such nominee.  Except as otherwise provided by law, the Articles of Incorporation or these By-Laws, the Chairman of the meeting shall have the power and duty to determine whether the proposed nomination to be brought before the meeting was made in accordance with the procedures set forth in this Section 7 and, if any proposed nomination is not in compliance with this Section 7, to declare that such defective nomination shall be disregarded.

If, after the Stockholder has delivered the notice required by this Section 7, any information required to be contained in such notice changes prior to the date of the relevant meeting, such notice shall be deemed to be not in compliance with this Section 7 and not effective unless such Stockholder, as promptly as practicable following the event causing such change in information, delivers to the Secretary at the principal executive offices of the corporation an updated notice containing such change.

Notwithstanding the foregoing provisions of this Section 7, if the Stockholder (or a Qualified Representative of the Stockholder) does not appear at the annual meeting of Stockholders to propose the nomination(s) set forth in such Stockholder’s notice or is no longer a holder of record of shares of the corporation on the date of such meeting, such proposed nominations shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the corporation.

Section 8.  Fixing Record Date.  For the purpose of determining Stockholders entitled to notice of or to vote at any meeting of Stockholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of Stockholders for any other purpose, the Board of Directors shall fix in advance a date as the record date for any determination of Stockholders, such date in any case to be not more than seventy days and, in case of a meeting of Stockholders, not less than ten days, prior to the date on which the particular action requiring such determination of Stockholders is to be taken.  When a determination of Stockholders entitled to vote at any meeting of Stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date for the adjourned meeting.

Section 9.  Voting Record.  The Officers or agent having charge of the stock transfer books for shares of the corporation shall make, at least ten days before each meeting of Stockholders, a complete list of the Stockholders entitled to vote at such meeting or any adjournment thereof, with the address of and the number and class and series, if any, of shares held by each.  The list, for a period of ten days prior to such meeting, shall be kept on file at the registered office of the corporation, at the principal place of business of the corporation or at the office of the transfer agent or registrar of the corporation and any Stockholder shall be entitled to inspect the list at any time during the usual business hours.  The list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any Stockholder at any time during the meeting.

If the requirements of this section have not been substantially complied with, the meeting on demand of any Stockholder in person or by proxy, shall be adjourned until the requirements are complied with.  If no such demand is made, failure to comply with the requirements of this section shall not affect the validity of any action taken at such meeting.

Section 10.  Stockholder Quorum and Voting.  A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of Stockholders.  When a specified item of business is required to be voted on by a class or series of stock, a majority of the shares of such class or series shall constitute a quorum for the transaction of such item of business by that class or series.

If a quorum is present, action on a matter (other than the election of Directors) is approved if the votes cast favoring the action exceed the votes cast opposing the action unless otherwise provided by law.  Directors shall be elected by a plurality of the votes cast by the shares entitled to vote at the election.

After a quorum has been established at a Stockholders’ meeting, the subsequent withdrawal of Stockholders, so as to reduce the number of Stockholders entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.

Section 11.  Voting of Shares.  Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of Stockholders.  A Stockholder may vote either in person or by proxy.   Treasury shares, shares of stock of this corporation owned by another corporation the majority of the voting stock of which is owned or controlled by this corporation, and shares of stock of this corporation held by it in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.  At each election for Directors every Stockholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are Directors to be elected at that time and for whose election he has a right to vote.

Section 12.  Proxies.  Every Stockholder of the corporation or other person entitled to vote on behalf of a Stockholder pursuant to law or as attorney-in-fact for a Stockholder may vote the Stockholder’s shares in person or by proxy.  Every Stockholder of the corporation may appoint a proxy to vote or otherwise act for him by signing an appointment form (either personally or by attorney-in-fact), with signature affixed, by any reasonable means including, but not limited to, facsimile or electronic signature, or by transmitting or authorizing the transmission of an electronic transmission with respect to the appointment of such proxy as provided by Section 607.0722 of the Florida Business Corporation Act or any successor provision. An appointment of a proxy is effective when received by the Secretary or other Officer or agent authorized to tabulate votes.  An appointment is valid for up to eleven months from the date thereof unless a longer period is expressly provided in the appointment.  An appointment of a proxy shall be revocable at the pleasure of the Stockholder unless the appointment form or electronic transmission conspicuously states that it is irrevocable and the appointment is coupled with an interest.  The authority of the holder of a proxy to act shall not be revoked by the incompetence or death of the Stockholder who executed the proxy unless, before the authority is exercised, written notice of an adjudication of such incompetence or of such death is received by the corporate Officer responsible for maintaining the list of Stockholders.  If a proxy for the same shares confers authority upon two or more persons and does not otherwise provide, a majority of them present at the meeting, or if only one is present then that one, may exercise all the powers conferred by the proxy; but if the proxy holders present at the meeting are equally divided as to the right and manner of voting in any particular case, the voting of such shares shall be prorated.  If an appointment form expressly provides, any proxy holder may appoint in writing a substitute to act in his place.

Section 13.  Action Without a Meeting.  Any action required to be taken at any annual or special meeting of Stockholders or any action which may be taken at any annual or special meeting of Stockholders, may be taken without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  If any class of shares is entitled to vote thereon as a class, such written consent shall be required of the holders of a majority of the shares of each class entitled to vote as a class thereon and of the total shares entitled to vote thereon. Within 10 days after first obtaining such authorization by written consent, notice must be given to those Stockholders who have not consented in writing.  The notice shall fairly summarize the material features of the authorized action and, if the action be a merger, consolidation, or sale or exchange of assets for which appraisal rights are provided, the notice shall contain a clear statement of the right of Stockholders who intend to assert their appraisal rights to be paid the fair value of their shares upon compliance with the Florida Business Corporation Act provision concerning appraisal rights of Stockholders.

ARTICLE II.  DIRECTORS

Section 1.  Function.  All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, the Board of Directors.

Section 2.  Qualification.  Directors need not be residents of this state or Stockholders.

Section 3.  Compensation.  The Board of Directors shall have authority to fix the compensation of Directors.

Section 4.  Duties of Directors.  A Director shall perform his duties as a Director, including his duties as a member of any committee of the Board upon which he may serve, in good faith, in a manner he reasonably believes to be in the best interests of the corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances.  In performing his duties, a Director shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by:

(a)      one or more Officers or employees of the corporation whom the Director reasonably believes to be reliable and competent in the matters presented,

(b)      counsel, public accountants or other persons as to matters which the Director reasonably believes to be within such person’s professional or expert competence, or

(c)       a committee of the Board upon which he does not serve, duly designated in accordance with a provision of the Articles of Incorporation or the By-Laws, as to matters within its designated authority, which committee the Director reasonably believes to merit confidence.

A Director shall not be considered to be acting in good faith if he has actual knowledge concerning the matter in question that would cause such reliance described above to be unwarranted. A person who performs his duties in compliance with this section shall have no liability by reason of being or having been a Director of the corporation.

Section 5.  Presumption of Assent.  A Director of the corporation who is present at a meeting of its Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless he votes against such action or abstains from voting in respect thereto because of an asserted conflict of interest.

Section 6.  Number.   The number of Directors may be set from time to time by the Board.

Section 7.  Election and Term.  Each person named in the Articles of Incorporation as a member of the initial Board of Directors shall hold office until the first annual meeting of Stockholders, and until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death.  At the first annual meeting of Stockholders and at each annual meeting thereafter the Stockholders shall elect Directors to hold office until the next succeeding annual meeting.  Each Director shall hold office for the term for which he is elected and until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death.

Section 8.  Vacancies.  Any vacancy occurring in the Board of Directors, including any vacancy created by reason of an increase in the number of Directors, may be filled by the affirmative vote of a majority of the remaining Directors though less than a quorum of the Board of Directors.  A Director elected to fill a vacancy shall hold office only until the next election of Directors by the Stockholders.

Section 9.  Removal of Directors.  At a meeting of Stockholders called expressly for that purpose, any Director or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote at an election of Directors.

Section 10.  Quorum and Voting.  A majority of the number of Directors fixed by these By-Laws shall constitute a quorum for the transaction of business.  The act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 11.  Director Conflicts of Interest.  No contract or other transaction between this corporation and one or more of its Directors or any other corporation, firm, association or entity in which one or more of the Directors are Directors or Officers or are financially interested, shall be either void or voidable because of such relationship or interest or because such Director or Directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction or because his or their votes are counted for such purpose, if:

(a)      The fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested Directors; or

(b)      The fact of such relationship or interest is disclosed or known to the Stockholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or

(c)      The contract or transaction is fair and reasonable as to the corporation at the time it is authorized by the Board, a committee or the Stockholders.

Common or interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction.

Section 12.  Executive and Other Committees.  The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members an executive committee and one or more other committees each of which, to the extent provided in such resolution shall have and may exercise all the authority of the Board of Directors, except as provided by the Florida Business Corporation Act.

Section 13.  Place of Meetings.  Regular and special meetings by the Board of Directors may be held within or without the State of Florida.

Section 14.  Time, Notice and Call of Meetings.  Regular meetings of the Board of Directors shall be held without notice immediately following the annual meeting of Stockholders.  Written notice of the time and place of special meetings of the Board of Directors shall be given to each Director by either personal delivery, telegram, telex or cable at least two days before the meeting or by notice mailed to the Director at least five days before the meeting.  Notice of a meeting of the Board of Directors need not be given to any Director who signs a waiver of notice either before or after the meeting.  Attendance of a Director at a meeting shall constitute a waiver of notice of such meeting and waiver of any and all objections to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a Director states, at the beginning of the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.  A majority of the Directors present, whether or not a quorum exists, may adjourn any meeting of the Board of Directors to another time and place.  Notice of any such adjourned meeting shall be given to the Directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other Directors.  Meetings of the Board of Directors may be called by the Chairman of the Board, by the President of the corporation, or by any two Directors.  Members of the Board of Directors may participate in a meeting of such Board by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time.  Participation by such means shall constitute presence in person at a meeting.

Section 15.  Action Without a Meeting.  Any action required to be taken at a meeting of the Directors of a corporation, or any action which may be taken at a meeting of the Directors or a committee thereof, may be taken without a meeting if a consent in writing, setting forth the action so to be taken, signed by all of the Directors, or all the members of the committee, as the case may be, is filed in the minutes of the proceedings of the Board or of the committee.  Such consent shall have the same effect as a unanimous vote.

ARTICLE III.  OFFICERS

Section 1.  Officers.         The Officers of this corporation shall consist of a Chairman of the Board (if the Board of Directors has designated that the Chairman of the Board is an officer of the corporation), Chief Executive Officer, President, Chief Financial Officer, one or more Vice Presidents (with each Vice President to have such descriptive title, if any, as the Board of Directors shall determine), a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors.  The Board of Directors may also elect such other Officers and Assistant Officers and agents as the Board of Directors deems necessary from time to time.  Any two or more offices may be held by the same person.

Section 2.  Duties.  The Officers of this corporation shall have the following duties:

The Chairman of the Board shall be a member of the Board of Directors and shall be elected by the Board of Directors.  The Board of Directors may designate that the Chairman of the Board is or is not an officer of the corporation.  If the Board of Directors designates that the chairman of the Board is not an officer of the corporation, then the Chairman of the Board shall not be an employee of the corporation.  The Chairman of the Board shall, if present, preside at all meetings of the Stockholders and of the Board of Directors at which s/he is present and have such other powers and duties as may be prescribed by the Board of Directors.

The Chief Executive Officer of the corporation shall be responsible for corporate policy and strategy, have general supervision and direction of the corporation’s policies, business, and affairs and have such other powers and duties as may be prescribed by the Board of Directors.

The President shall be the chief operating officer of the corporation, participate in the supervision, direction and affairs of the business of the corporation and have such other powers and duties as may be prescribed by the Board of Directors or the Chief Executive Officer.

The Chief Financial Officer shall have the general supervision of the corporation’s financial policies and affairs and shall have such other powers and duties as may be prescribed by the Board of Directors or the Chief Executive Officer.

The Secretary shall have custody of, and maintain, all of the corporate records except the financial records; shall record the minutes of all meetings of the Stockholders and Board of Directors, send all notices of meetings out, and perform such other duties as may be prescribed by the Board of Directors or the Chief Executive Officer.

The Treasurer shall have custody of all corporate funds and financial records, shall keep full and accurate accounts of receipts and disbursements and render accounts thereof at the annual meetings of Stockholders and whenever else required by the Board of Directors, the Chief Executive Officer or the President, and shall perform such other duties as may be prescribed by the Board of Directors or the Chief Executive Officer.

Section 3.  Removal of Officers.  Any Officer or agent may be removed by the Board, with or without cause, whenever in its judgment the best interests of the corporation will be served thereby.  Any vacancy in any office may be filled by the Board of Directors.

Removal of any Officer shall be without prejudice to the contract rights, if any, of the person so removed; however, election or appointment of an Officer or agent shall not of itself create contract rights.

ARTICLE IV:  STOCK CERTIFICATES AND UNCERTIFICATED SHARES

Section 1.  Issuance.  The shares of this corporation may be represented by certificates or may be uncertificated.  Every holder of shares in this corporation shall be entitled to have a certificate representing all shares to which he is entitled.  No certificate shall be issued for any share until such share is fully paid.

Section 2.  Form of Stock Certificates.  Certificates representing shares in this corporation shall be signed by the Chief Executive Officer, the President or Vice President and the Secretary or an Assistant Secretary and may be sealed with the seal of this corporation or a facsimile thereof. The signatures of the Chief Executive Officer, the President or Vice President and the Secretary or Assistant Secretary may be facsimiles if the certificate is manually signed on behalf of a transfer agent or a registrar, other than the corporation itself or an employee of the corporation. In case any Officer who signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such Officer before such certificate is issued, it may be issued by the corporation with the same effect as if he were such Officer at the date of its issuance. Every certificate representing shares which are restricted as to the sale, disposition or other transfer of such shares shall state that such shares are restricted as to transfer and shall set forth or fairly summarize upon the certificate, or shall state that the corporation will furnish to any Stockholder upon request and without charge a full statement of, such restrictions. Each certificate representing shares shall state upon the face thereof: the name of the corporation; that the corporation is organized under the laws of this state; the name of the person or persons to whom issued; the number and class of shares, and the designation of the series, if any, which such certificate represents; and the par value of each share represented by such certificate, or a statement that the shares are without par value.

Section 3.  Transfer of Stock.  In the case of shares represented by a stock certificate, upon surrender to the corporation or the transfer agent of the corporation of a certificate representing shares properly endorsed by the holder of record or by his duly authorized attorney, a new certificate or uncertificated shares shall be issued to the person entitled thereto, the old certificate shall be cancelled and the transaction shall be recorded upon the books of the corporation.  In  the  case  of  uncertificated  shares,  upon  the  receipt  by the corporation  or the  transfer  agent  of the  corporation  of  proper  transfer instructions from the registered owner or duly authorized  agent,  transferee or legal  representative  thereof,  such uncertificated  shares shall be cancelled, issuance of new equivalent uncertificated shares or a stock certificate for such shares shall be made to the person entitled  thereto and the transaction shall be recorded upon the books of the corporation.

Section 4.  Lost, Stolen or Destroyed Certificates.  The corporation shall issue a new stock certificate or uncertificated shares in the place of any certificate previously issued if the holder of record of the certificate (a) makes proof in affidavit form that it has been lost, destroyed or wrongfully taken; (b) requests the issue of a new certificate or uncertificated shares before the corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of any adverse claim; and (c) satisfies any other reasonable requirements imposed by the corporation, including bond in such form as the corporation may direct, to indemnify the corporation, the transfer agent, and registrar against any claim that may be made on account of the alleged loss, destruction or theft of a certificate.

Section 5.  Notice upon Issuance or Transfer of Uncertificated Shares.  In accordance with the requirements of the Florida Business Corporation Act, the corporation shall, within a reasonable time after the issuance or transfer of uncertificated shares, send to the registered owner of uncertificated shares a written statement containing the information required to be set forth or stated on certificates pursuant to the Florida Business Corporation Act, as it may be amended from time to time, and any successor to said act.

ARTICLE V.  BOOKS AND RECORDS

This corporation shall keep correct and complete books and records of account and shall keep minutes of the proceedings of its Stockholders, Board of Directors and committees of Directors.  This corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its Stockholders, giving the names and addresses of all Stockholders, and the number, class and series, if any, of the shares held by each.  Any books, records and minutes may be in written form or in any other form capable of being converted into written form within a reasonable time.

ARTICLE VI. INDEMNIFICATION

1.       The corporation shall indemnify any person who is or was a Director or Officer of the corporation and is made, or threatened to be made, a party to, or is otherwise involved in, any action, suit or other type of proceeding (whether civil, criminal, administrative or investigative, and whether formal or informal) by reason of the fact that he or she is or was a Director, Officer, employee or agent of the corporation or, at the request of the corporation, is or was serving any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, to the fullest extent authorized or permitted by the laws of Florida as in effect at the date hereof and, if broader, as authorized or permitted pursuant to the laws of Florida hereafter.

2.       Expenses (including counsel fees) incurred by any current or former Officer or Director in defending any pending, threatened, or completed action, suit or other type of proceeding (whether civil, criminal, administrative or investigative, and whether formal or informal) shall be paid by the corporation in advance of the determination of such current or former Officer’s or Director’s entitlement to indemnification promptly upon receipt of an undertaking by or on behalf of such current or former Officer or Director to repay amounts so advanced in the event and to the extent that such current or former Officer or Director is ultimately found not to be entitled to indemnification by the corporation as authorized by this Article.  The Board of Directors may, upon approval of such current or former Officer or Director, authorize the corporation’s counsel to represent such current or former Officer or Director, in any action, suit or proceeding, whether or not the corporation is a party thereto.

3.       All rights to indemnification and advances under this Article:  (a) shall be deemed to be a contract between the corporation and each person who is or was a Director or Officer of the corporation who serves or served in such capacity at any time while this Article is in effect; and (b) are and are intended to be, retroactive and shall be available with respect to events occurring prior to the adoption of these provisions.  Any repeal or modification of this Article or any repeal or modification of relevant provisions of the Florida Business Corporation Act or any other applicable laws shall not, with respect to any events occurring or matters arising prior to the date of such repeal or modification, in any way diminish any rights to indemnification and to such advances of such person or the obligations of the corporation arising hereunder.

4.  The provisions of this Article shall inure to the benefit of heirs, executors, administrators and personal representatives of those entitled to such indemnification and advances and shall be binding upon any successor to the corporation to the fullest extent permitted by the laws of Florida as from time to time in effect.

5.  The indemnification and advancement of expenses provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement may be entitled under Florida law, the corporation’s Articles of Incorporation, any agreement, any vote of Stockholders or disinterested Directors or otherwise.

6.  Any indemnification required by this Article shall be made promptly, and in any event within 30 days, upon the written request of the indemnified party.  Any advance required by this Article shall be made within 5 business days after the written request of the indemnified party.  The right to indemnification or advances as granted by this Article shall be enforceable by the indemnified party in any court of competent jurisdiction if the corporation denies such request, in whole or in part, or if no disposition thereof is made within the time period specified in this Section 6.  The indemnified party’s costs and expenses incurred in connection with successfully establishing a right of indemnification or advances, in whole or in part, in any such action shall also be indemnified by the corporation.

7.  Except as provided in Section 8, any determination that indemnification of a Director or Officer is proper in the circumstances because he or she has met the standard of conduct pursuant to applicable law, unless pursuant to a determination by a court, shall be made:

(a)  By the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such proceeding;

(b)  If such a quorum is not obtainable or, even if obtainable, by majority vote of a committee, consisting solely of two or more Directors not at the time parties to the proceeding, which committee shall be designated by the Board of Directors (and Directors who are parties to the proceeding may participate in the vote to select such committee);

(c)  By independent legal counsel:

1.      Selected by the Board of Directors as prescribed in clause (a) above or by the committee prescribed in clause (b) above; or

2.       If a quorum of the Directors cannot be obtained for clause (a) above and the committee cannot be designated under clause (b), selected by majority vote of the full Board of Directors (and Directors who are parties to the proceeding may participate in the vote to select such counsel);

(d)  By the Stockholders by a majority vote of a quorum consisting of Stockholders who were not parties to such proceeding or, if no such quorum is obtainable, by a majority vote of Stockholders who were not parties to such proceeding; or

(e)  By any other method authorized by the laws of the State of Florida.

8.       If a Change in Control has occurred, the person asserting the right to indemnification shall be entitled to select the method of making the determination described in Section 7, so long as such method is authorized pursuant to applicable law.  As used herein, Change in Control means the occurrence of an event which results in any of the following:

(i)  any person or “group” as defined in Section 13(d)(3) of the Exchange Act, but excluding any employee benefit plan or plans of the corporation and its subsidiaries, becomes the beneficial owner, directly or indirectly, of twenty percent (20%) or more of the combined voting power of the corporation’s outstanding voting securities ordinarily having the right to vote for the election of Directors of the corporation;

(ii)  any merger, consolidation, reorganization or similar event of the corporation or any of its subsidiaries, as a result of which the holders of the voting stock of the corporation immediately prior to such merger, consolidation, reorganization or similar event do not directly or indirectly hold at least fifty-one percent (51%) of the aggregate voting power of the capital stock of the surviving entity;

(iii)  the individuals who, as of April 1, 2021 (the “Effective Date”), constitute the Board of Directors of the corporation (the “Board” generally and as of the Effective Date the “Incumbent Board”) cease for any reason to constitute at least two-thirds (2/3) of the Board, or in the case of a merger or consolidation of the corporation, do not constitute or cease to constitute at least two-thirds (2/3) of the board of directors of the surviving company (or in a case where the surviving corporation is controlled, directly or indirectly by another corporation or entity, do not constitute or cease to constitute at least two-thirds (2/3) of the board of such controlling corporation or do not have or cease to have at least two-thirds (2/3) of the voting seats on any body comparable to a board of directors of such controlling entity, or if there is no body comparable to a board of directors, at least two-thirds (2/3) voting control of such controlling entity); provided that any person becoming a director (or, in the case of a controlling non-corporate entity, obtaining a position comparable to a director or obtaining a voting interest in such entity) subsequent to the Effective Date whose election, or nomination for election, was approved by a vote of the persons comprising at least two-thirds (2/3) of the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest), shall be, for purposes of this Article, considered as though such person were a member of the Incumbent Board; or

(iv)  there is a liquidation or dissolution of the corporation or a sale of all or substantially all of its assets.

9.       For purposes of this Article, the term “corporation” shall include any predecessor of the corporation and any constituent corporation (including any constituent of a constituent) absorbed by the corporation in a consolidation or merger.  Any Director or Officer of the corporation serving (i) another corporation, partnership, joint venture, trust, or other enterprise, of which a majority of the equity interests entitled to vote in the election of its directors or the equivalent is controlled directly or indirectly by the corporation, or (ii) any employee benefit plan of the corporation or any entity referred to in clause (i), in any capacity shall be deemed to be doing so at the request of the corporation and action by a person with respect to any employee benefit plan which such person reasonably believes to be in the interest of the participants and beneficiaries of such plan shall be deemed to be action not opposed to the best interests of the corporation.

10.      Each of the provisions of this Article is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable in whole or in part for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof.  In the event that all or any portion of this Article is ever held void or unenforceable by a court of competent jurisdiction, then such court is hereby expressly authorized to modify any provision(s) held void or unenforceable to the extent, and only to the extent, necessary to render it valid and enforceable.  If any such portion cannot be so modified and is invalidated on any ground by a court of competent jurisdiction, then the corporation shall nevertheless indemnify each person who is or was a Director and Officer of the corporation as to costs, charges and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the corporation, to the full extent permitted by any applicable portion of this Article that shall not have been invalidated and to the full extent permitted by applicable law.

ARTICLE VII.  AMENDMENT

These By-Laws may be repealed or amended, and new By-Laws may be adopted, by either the Board of Directors or the Stockholders, but the Board of Directors may not amend or repeal any By-Law adopted by Stockholders if the Stockholders specifically provide that such By-Law is not subject to amendment or repeal by the Directors.

Exhibit D

SECTIONS 92A. 300 TO 92A. 500 OF THE NEVADA REVISED STATUTES

RIGHTS OF DISSENTING OWNERS

      NRS 92A.300  Definitions.  As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

      (Added to NRS by 1995, 2086)

      NRS 92A.305  “Beneficial stockholder” defined.  “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

      (Added to NRS by 1995, 2087)

      NRS 92A.310  “Corporate action” defined.  “Corporate action” means the action of a domestic corporation.

      (Added to NRS by 1995, 2087)

      NRS 92A.315  “Dissenter” defined.  “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

      (Added to NRS by 1995, 2087; A 1999, 1631)

      NRS 92A.320  “Fair value” defined.  “Fair value,” with respect to a dissenter’s shares, means the value of the shares determined:

     1.  Immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

     2.  Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and

     3.  Without discounting for lack of marketability or minority status.

      (Added to NRS by 1995, 2087; A 2009, 1720)

      NRS 92A.325  “Stockholder” defined.  “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

      (Added to NRS by 1995, 2087)

      NRS 92A.330  “Stockholder of record” defined.  “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

      (Added to NRS by 1995, 2087)

      NRS 92A.335  “Subject corporation” defined.  “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

      (Added to NRS by 1995, 2087)

      NRS 92A.340  Computation of interest.  Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the rate of interest most recently established pursuant to NRS 99.040.

      (Added to NRS by 1995, 2087; A 2009, 1721)

      NRS 92A.350  Rights of dissenting partner of domestic limited partnership.  A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

      (Added to NRS by 1995, 2088)

      NRS 92A.360  Rights of dissenting member of domestic limited-liability company.  The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

      (Added to NRS by 1995, 2088)

      NRS 92A.370  Rights of dissenting member of domestic nonprofit corporation.

      1.  Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before the member’s resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

      2.  Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

      (Added to NRS by 1995, 2088)

      NRS 92A.380  Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

      1.  Except as otherwise provided in NRS 92A.370 and 92A.390 and subject to the limitation in paragraph (f), any stockholder is entitled to dissent from, and obtain payment of the fair value of the stockholder’s shares in the event of any of the following corporate actions:

      (a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:

           (1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger;

             (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180; or

             (3) If the domestic corporation is a constituent entity in a merger pursuant to NRS 92A.133.

      (b) Consummation of a plan of conversion to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be converted.

      (c) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if the stockholder’s shares are to be acquired in the plan of exchange.

      (d) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

      (e) Accordance of full voting rights to control shares, as defined in NRS 78.3784, only to the extent provided for pursuant to NRS 78.3793.

      (f) Any corporate action not described in this subsection pursuant to which the stockholder would be obligated, as a result of the corporate action, to accept money or scrip rather than receive a fraction of a share in exchange for the cancellation of all the stockholder’s outstanding shares, except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207. A dissent pursuant to this paragraph applies only to the fraction of a share, and the stockholder is entitled only to obtain payment of the fair value of the fraction of a share.

      2.  A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, must not challenge the corporate action creating the entitlement unless the action is unlawful or constitutes or is the result of actual fraud against the stockholder or the domestic corporation.

      3.  Subject to the limitations in this subsection, from and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised the right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his or her shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented. If a stockholder exercises the right to dissent with respect to a corporate action described in paragraph (f) of subsection 1, the restrictions of this subsection apply only to the shares to be converted into a fraction of a share and the dividends and distributions to those shares.

      (Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189; 2005, 2204; 2007, 2438; 2009, 1721; 2011, 2814; 2019, 109)

      NRS 92A.390  Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger; shares of stock not issued and outstanding on date of first announcement of proposed action.

      1.  There is no right of dissent pursuant to paragraph (a), (b), (c) or (f) of subsection 1 of NRS 92A.380 in favor of stockholders of any class or series which is:

      (a) A covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, 15 U.S.C. § 77r(b)(1)(A) or (B), as amended;

      (b) Traded in an organized market and has at least 2,000 stockholders and a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares; or

      (c) Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, 15 U.S.C. §§ 80a-1 et seq., as amended, and which may be redeemed at the option of the holder at net asset value, unless the articles of incorporation of the corporation issuing the class or series or the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provide otherwise.

      2.  The applicability of subsection 1 must be determined as of:

      (a) The record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the corporate action requiring dissenter’s rights; or

      (b) The day before the effective date of such corporate action if there is no meeting of stockholders.

      3.  Subsection 1 is not applicable and dissenter’s rights are available pursuant to NRS 92A.380 for the holders of any class or series of shares who are required by the terms of the corporate action to accept for such shares anything other than:

      (a) Cash;

      (b) Any security or other proprietary interest of any other entity, including, without limitation, shares, equity interests or contingent value rights, that satisfies the standards set forth in subsection 1 at the time the corporate action becomes effective; or

      (c) Any combination of paragraphs (a) and (b).

      4.  There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

      5.  There is no right of dissent for any holders of stock of the parent domestic corporation if the plan of merger does not require action of the stockholders of the parent domestic corporation under NRS 92A.180.

      6.  There is no right of dissent with respect to any share of stock that was not issued and outstanding on the date of the first announcement to the news media or to the stockholders of the terms of the proposed action requiring dissenter’s rights.

      (Added to NRS by 1995, 2088; A 2009, 1722; 2013, 1285; 2019, 110, 2495)

      NRS 92A.400  Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

      1.  A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his or her name only if the stockholder of record dissents with respect to all shares of the class or series beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf the stockholder of record asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the partial dissenter dissents and his or her other shares were registered in the names of different stockholders.

      2.  A beneficial stockholder may assert dissenter’s rights as to shares held on his or her behalf only if the beneficial stockholder:

      (a) Submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

      (b) Does so with respect to all shares of which he or she is the beneficial stockholder or over which he or she has power to direct the vote.

      (Added to NRS by 1995, 2089; A 2009, 1723)

      NRS 92A.410  Notification of stockholders regarding right of dissent.

      1.  If a proposed corporate action creating dissenter’s rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are, are not or may be entitled to assert dissenter’s rights under NRS 92A.300 to 92A.500, inclusive. If the domestic corporation concludes that dissenter’s rights are or may be available, a copy of NRS 92A.300 to 92A.500, inclusive, must accompany the meeting notice sent to those stockholders of record entitled to exercise dissenter’s rights.

      2.  If the corporate action creating dissenter’s rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders of record entitled to assert dissenter’s rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

      (Added to NRS by 1995, 2089; A 1997, 730; 2009, 1723; 2013, 1286; 2019, 111)

      NRS 92A.420  Prerequisites to demand for payment for shares.

      1.  If a proposed corporate action creating dissenter’s rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares:

      (a) Must deliver to the subject corporation, before the vote is taken, written notice of the stockholder’s intent to demand payment for his or her shares if the proposed action is effectuated; and

      (b) Must not vote, or cause or permit to be voted, any of his or her shares of such class or series in favor of the proposed action.

      2.  If a proposed corporate action creating dissenter’s rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares must not consent to or approve the proposed corporate action with respect to such class or series.

      3.  A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his or her shares under this chapter.

      (Added to NRS by 1995, 2089; A 1999, 1631; 2005, 2204; 2009, 1723; 2013, 1286)

      NRS 92A.430  Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

      1.  The subject corporation shall deliver a written dissenter’s notice to all stockholders of record entitled to assert dissenter’s rights in whole or in part, and any beneficial stockholder who has previously asserted dissenter’s rights pursuant to NRS 92A.400.

      2.  The dissenter’s notice must be sent no later than 10 days after the effective date of the corporate action specified in NRS 92A.380, and must:

      (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

      (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

      (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not the person acquired beneficial ownership of the shares before that date;

      (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the subject corporation by such specified date; and

      (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

      (Added to NRS by 1995, 2089; A 2005, 2205; 2009, 1724; 2013, 1286)

      NRS 92A.440  Demand for payment and deposit of certificates; loss of rights of stockholder; withdrawal from appraisal process.

      1.  A stockholder who receives a dissenter’s notice pursuant to NRS 92A.430 and who wishes to exercise dissenter’s rights must:

      (a) Demand payment;

      (b) Certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

      (c) Deposit the stockholder’s certificates, if any, in accordance with the terms of the notice.

      2.  If a stockholder fails to make the certification required by paragraph (b) of subsection 1, the subject corporation may elect to treat the stockholder’s shares as after-acquired shares under NRS 92A.470.

      3.  Once a stockholder deposits that stockholder’s certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to subsection 4.

      4.  A stockholder who has complied with subsection 1 may nevertheless decline to exercise dissenter’s rights and withdraw from the appraisal process by so notifying the subject corporation in writing by the date set forth in the dissenter’s notice pursuant to NRS 92A.430. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the subject corporation’s written consent.

      5.  The stockholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his or her shares under this chapter.

      (Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189; 2009, 1724)

      NRS 92A.450  Uncertificated shares: Authority to restrict transfer after demand for payment.  The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

      (Added to NRS by 1995, 2090; A 2009, 1725)

      NRS 92A.460  Payment for shares: General requirements.

      1.  Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall pay in cash to each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

      (a) Of the county where the subject corporation’s principal office is located;

      (b) If the subject corporation’s principal office is not located in this State, in the county in which the corporation’s registered office is located; or

      (c) At the election of any dissenter residing or having its principal or registered office in this State, of the county where the dissenter resides or has its principal or registered office. The court shall dispose of the complaint promptly.

      2.  The payment must be accompanied by:

      (a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year or, where such financial statements are not reasonably available, then such reasonably equivalent financial information and the latest available quarterly financial statements, if any;

      (b) A statement of the subject corporation’s estimate of the fair value of the shares; and

      (c) A statement of the dissenter’s rights to demand payment under NRS 92A.480 and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under this chapter.

      (Added to NRS by 1995, 2090; A 2007, 2704; 2009, 1725; 2013, 1287)

      NRS 92A.470  Withholding payment for shares acquired on or after date of dissenter’s notice: General requirements.

      1.  A subject corporation may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the first date of any announcement to the news media or to the stockholders of the terms of the proposed action.

      2.  To the extent the subject corporation elects to withhold payment, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall notify the dissenters described in subsection 1:

      (a) Of the information required by paragraph (a) of subsection 2 of NRS 92A.460;

      (b) Of the subject corporation’s estimate of fair value pursuant to paragraph (b) of subsection 2 of NRS 92A.460;

      (c) That they may accept the subject corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under NRS 92A.480;

      (d) That those stockholders who wish to accept such an offer must so notify the subject corporation of their acceptance of the offer within 30 days after receipt of such offer; and

      (e) That those stockholders who do not satisfy the requirements for demanding appraisal under NRS 92A.480 shall be deemed to have accepted the subject corporation’s offer.

      3.  Within 10 days after receiving the stockholder’s acceptance pursuant to subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder who agreed to accept the subject corporation’s offer in full satisfaction of the stockholder’s demand.

      4.  Within 40 days after sending the notice described in subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder described in paragraph (e) of subsection 2.

      (Added to NRS by 1995, 2091; A 2009, 1725; 2013, 1287)

      NRS 92A.480  Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

      1.  A dissenter paid pursuant to NRS 92A.460 who is dissatisfied with the amount of the payment may notify the subject corporation in writing of the dissenter’s own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of such estimate, less any payment pursuant to NRS 92A.460. A dissenter offered payment pursuant to NRS 92A.470 who is dissatisfied with the offer may reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his or her shares and interest due.

      2.  A dissenter waives the right to demand payment pursuant to this section unless the dissenter notifies the subject corporation of his or her demand to be paid the dissenter’s stated estimate of fair value plus interest under subsection 1 in writing within 30 days after receiving the subject corporation’s payment or offer of payment under NRS 92A.460 or 92A.470 and is entitled only to the payment made or offered.

      (Added to NRS by 1995, 2091; A 2009, 1726)

      NRS 92A.490  Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

      1.  If a demand for payment pursuant to NRS 92A.480 remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded by each dissenter pursuant to NRS 92A.480 plus interest.

      2.  A subject corporation shall commence the proceeding in the district court of the county where its principal office is located in this State. If the principal office of the subject corporation is not located in this State, the right to dissent arose from a merger, conversion or exchange and the principal office of the surviving entity, resulting entity or the entity whose shares were acquired, whichever is applicable, is located in this State, it shall commence the proceeding in the county where the principal office of the surviving entity, resulting entity or the entity whose shares were acquired is located. In all other cases, if the principal office of the subject corporation is not located in this State, the subject corporation shall commence the proceeding in the district court in the county in which the corporation’s registered office is located.

      3.  The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

      4.  The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

      5.  Each dissenter who is made a party to the proceeding is entitled to a judgment:

      (a) For the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the subject corporation; or

      (b) For the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

      (Added to NRS by 1995, 2091; A 2007, 2705; 2009, 1727; 2011, 2815; 2013, 1288)

      NRS 92A.500  Assessment of costs and fees in certain legal proceedings.

      1.  The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

      2.  The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

      (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

      (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

      3.  If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

      4.  In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

      5.  To the extent the subject corporation fails to make a required payment pursuant to NRS 92A.460, 92A.470 or 92A.480, the dissenter may bring a cause of action directly for the amount owed and, to the extent the dissenter prevails, is entitled to recover all expenses of the suit.

      6.  This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of NRS 17.117 or N.R.C.P. 68.

      (Added to NRS by 1995, 2092; A 2009, 1727; 2015, 2566; 2019, 276)